April 26, 2004

EDGAR

United States Securities and
Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Re: Form N-CSR
John Hancock Tax-Free Bond Fund (the "Registrant") on behalf of:
   John Hancock High Yield Municipal Fund
   John Hancock Tax-Free Bond Fund

      File Nos. 33-32246; 811-5968

Ladies and Gentlemen:

Enclosed herewith for filing pursuant to the Investment Company Act of 1940 and the Securities Exchange Act of 1934 is the Registrant's Form N-CSR filing for the period ending February 29, 2004.

If you have any questions or comments regarding this filing, please contact the undersigned at (617) 375-1513.

Sincerely,


/s/Alfred P. Ouellette
Alfred P. Ouellette
Senior Attorney and Assistant Secretary


ITEM 1. REPORT TO STOCKHOLDERS.


JOHN HANCOCK
Tax-Free
Bond Fund

2.29.2004

Semiannual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of Maureen Ford Goldfarb, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 21

For your information
page 33


Dear Fellow Shareholders,

The stock market continued its advance in the first two months of 2004, prolonging last year's strong rebound after three down years. The same factors that produced double-digit returns in a broad-based rally in 2003 were still at work in the new year: a rebounding economy, fueled by historically low interest rates and tax cuts, and improving corporate earnings. However, the market staged a correction in March that took back the year's advances and left many wondering what the market would do next. Bonds, which had their fourth straight year of gains in 2003, albeit on a more modest scale, also started 2004 on the right foot, producing positive total returns.

No matter what this year brings, one thing is certain: the stock market has just experienced nine straight years of very extreme returns. From 1995 through 1999, we saw double-digit returns in excess of 20% per year, only to have 2000 through 2002 produce ever-increasing negative results, followed by another 20%-plus gain last year. After such a performance, we could be in for a more modest, less exciting year. But history also shows that this pattern is typical. The market, as measured by the Standard & Poor's 500 Index, has produced average annual results of 10.4% since 1926. However, that "normal" return is rare in any given year. In fact, since 1926, the S&P 500 has produced returns of 10%-12% in only three calendar years, according to Ibbotson. The stock market is indeed a market of extremes.

Although the past in no way predicts the future, we have learned at least one lesson from history: expect highs and lows in the short term, but always invest for the long term. Equally important: work with your financial adviser to maintain a diversified portfolio, spread out among not only different asset classes -- stocks, bonds and cash -- but also among various investment styles. It's the best way we know of to benefit from, and weather, the market's extremes.

Sincerely,

/S/ MAUREEN FORD GOLDFARB

Maureen Ford Goldfarb,
Chairman and Chief Executive Officer

This commentary reflects the chairman's views as of February 29, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
a high level of
interest income
exempt from
federal income
taxes, as is
consistent with
preservation of
capital, by nor-
mally investing
at least 80% of
its assets in
tax-exempt debt
obligations of
any maturity.

Over the last six months

* The U.S. bond market rallied despite better economic conditions; municipal bonds outperformed the major taxable bond sectors.

* The Fund outperformed its benchmark index and peer group average thanks to the strong performance of its longer-term bonds.

* The Fund also benefited from favorable results in its tobacco and essential-services bonds.

[Bar chart with heading "John Hancock Tax-Free Bond Fund." Under the heading is a note that reads "Fund performance for the six moths ended February 29, 2004." The chart is scaled in increments of 2% with 0% at the bottom and 8% at the top. The first bar represents the 7.57% total return for Class A. The second bar represents the 7.17% total return for Class B. The third bar represents the 7.17% total return for Class C. A note below the chart reads "Total returns for Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 4.2%   Foothill/Eastern Transportation Corridor Agency, 1-1-16, 6.000%
 3.4%   Puerto Rico, Commonwealth of, 7-1-11, 10.680%
 3.3%   Foothill/Eastern Transportation Corridor Agency, 1-1-19, Zero
 3.3%   Puerto Rico Highway and Transportation Auth., 1-1-08, 10.898%
 2.9%   Madera, County of, 3-15-15, 6.500%
 1.9%   New Jersey Educational Facilities Auth., 7-1-23, 0.890%
 1.9%   San Bernardino, County of, 8-1-17, 5.500%
 1.8%   Clark, County of, 12-1-33, 6.500%
 1.6%   Puerto Rico Aqueduct and Sewer Auth., 7-1-11, 10.710%
 1.6%   Port Auth. of New York and New Jersey, 10-1-19, 6.750%

As a percentage of net assets on February 29, 2004.

BY JAMES T. COLBY, III, AND DIANNE SALES, CFA, PORTFOLIO MANAGERS

MANAGERS'
REPORT

JOHN HANCOCK
Tax-Free Bond Fund

The U.S. bond market, and municipal bonds in particular, posted solid gains during the six months ended February 29, 2004. Contrary to expectations, bond yields fell amid evidence of a firm economic recovery. A rebound in manufacturing activity and increased capital spending by corporate America provided a boost to the economy, which grew at an 8% annual rate in the third quarter of 2003 -- its strongest quarter in nearly 20 years -- and a 4% annual rate in the fourth quarter.

The notable exception to the generally rosy economic environment was persistent weakness in the labor market. The lack of job growth cast some doubt on the sustainability of the recovery and was one reason the Federal Reserve held short-term interest rates steady at their lowest levels in 45 years. The combination of a "jobless recovery" and stable Fed interest rate policy led investors to push bond yields lower and bond prices higher during the six-month period.

"The U.S. bond market,
 and municipal bonds
 in particular, posted solid
 gains during the six
 months ended February
 29, 2004."

Better economic conditions have not yet been reflected in higher state income- and sales-tax revenues; a rise in state tax revenues typically lags an economic recovery by about a year. As a result, many state governments continued to struggle with budget deficits in 2003, and a number of states suffered credit rating downgrades. The increased borrowing associated with deficit spending led to another record year for municipal bond issuance, and although demand for municipal bonds rose during the last six months, it was not enough to keep pace with the substantial increase in supply. Despite this headwind, municipal bonds outperformed the major taxable segments of the domestic bond market during the period.

FUND PERFORMANCE

For the six months ended February 29, 2004, John Hancock Tax-Free Bond Fund's Class A, Class B and Class C shares posted total returns of 7.57%, 7.17% and 7.17%, respectively, at net asset value. The average general municipal debt fund returned 6.44%, according to Lipper, Inc.,1 while the return of the Lehman Brothers Municipal Bond Index was 6.52%. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

[Photos of James Colby and Dianne Sales flush right next to first paragraph.]

LONG-TERM BONDS BOOST PERFORMANCE

One of the reasons the Fund outperformed the index and its peer group average was the strong performance of its long-term bonds. Bonds with longer maturities experience greater price fluctuations when interest rates move up or down, and the general decline in yields during the six-month period produced healthy price gains among longer-term municipal bonds.

"One of the reasons the
 Fund outperformed the
 index and its peer group
 average was the strong
 performance of its
 long-term bonds."

The portfolio had a sizable position in long-term bonds for most of 2003, but we have been gradually reducing this position in recent months. For example, the Fund's exposure to bonds maturing in 20 years or more declined during the period. With bond yields hovering near historic lows, we believe the next major interest rate move is likely to be higher, so we are reducing the portfolio's volatility by selling off some of its longer-term securities.

TOBACCO AND ESSENTIAL SERVICES LEAD

Favorable security selection in key market sectors also contributed positively to Fund performance. In particular, the portfolio's tobacco-related municipal bonds posted gains of nearly 20% during the six-month period. Tobacco bonds, which are backed by the proceeds from a legal settlement between 46 states and tobacco companies, rebounded sharply after pending litigation involving one of the major tobacco companies was temporarily resolved. Unenhanced tobacco bonds comprised about 5% of the portfolio throughout the period, and we expect to maintain this position going forward.

The portfolio's essential-purpose bonds continued to produce solid results. With general tax revenues still sluggish, investors flocked to securities with relatively stable revenue streams, and municipal bonds backed by essential services -- such as water, sewer and electric utilities -- benefited from this demand. Another segment of the portfolio that fared well was the transportation sector, especially bonds backed by toll roads and airports.

[Table at top left-hand side of page entitled "Top five industry groups2." The first listing is Health 14%, the second is Pollution control 10%, the third is General obligation 9%, the fourth is Transportation 8% and the fifth is Authority 7%.]

FINDING VALUE IN GENERAL OBLIGATION BONDS

We increased the portfolio's exposure to general obligation (GO) bonds over the past six months. Many GO bonds issued by state and local municipalities declined in value in 2003 because of fiscal problems and credit downgrades. However, we viewed these price declines as a buying opportunity and selectively added GO bonds to the portfolio, including some issued by the states of California, New Jersey and Massachusetts. These bonds rebounded in late 2003 and early 2004 as the first signs of increased tax revenues began to appear.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 2-29-04." The chart is divided into three sections (from top to left): Revenue bonds 89%, General obligation bonds 9% and Other 2%.]

OUTLOOK

The economy's recent strength suggests that interest rates will eventually rise, but the timing of an uptick in rates is less clear. The lack of job creation, combined with other potential pitfalls such as rising oil prices, could weaken the pace of economic recovery. As a result, we wouldn't be surprised to see bond yields remain in a fairly narrow range for much of 2004.

In the municipal bond market, we expect to see improvements in credit quality and higher tax revenues for state and local governments. Nonetheless, municipal bond issuance is likely to remain robust, in large part because of more than $27 billion in new bond issuance -- recently approved by voters -- coming from the state of California later this year.

We intend to continue following our current strategy of reducing the portfolio's overall interest rate sensitivity and price volatility. This will allow us to focus on what we believe is our competitive advantage: individual security selection.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Longer-term bonds followed by an up arrow with the phrase "Benefited the most from falling rates." The second listing is Tobacco-related bonds followed by an up arrow with the phrase "Litigation issues were favorably resolved." The third listing is General obligation bonds followed by an arrow pointing to the left and right with the phrase "Downgrades caused declines initially, but improving tax revenues led to a rebound later."]

"...we wouldn't be surprised
 to see bond yields remain in
 a fairly narrow range for
 much of 2004."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 Source: J.J. Kenny.

A LOOK AT
PERFORMANCE

For the period ended
February 29, 2004

                                           Class A      Class B      Class C
Inception date                              1-5-90     12-31-91       4-1-99

Average annual returns with maximum sales charge (POP)
One year                                      1.52%        0.54%        3.54%
Five years                                    3.58%        3.42%          --
Ten years                                     4.79%        4.65%          --
Since inception                                 --           --         3.56%

Cumulative total returns with maximum sales charge (POP)
Six months                                    2.72%        2.17%        5.11%
One year                                      1.52%        0.54%        3.54%
Five years                                   19.21%       18.28%          --
Ten years                                    59.68%       57.54%          --
Since inception                                 --           --        18.73%

SEC 30-day yield as of February 29, 2004
                                              4.00%        3.44%        3.40%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.50% and Class C shares of 1%, and the applicable contingent deferred sales charge
(CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please note that a portion of the Fund's income may be subject to taxes, and some investors may be subject to the Alternative Minimum Tax (AMT). Also note that capital gains are taxable.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Lehman Brothers Municipal Bond Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Lehman Brothers Municipal Bond Index and is equal to $18,600 as of February 29, 2004. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Tax-Free Bond Fund, without sales charge (NAV), and is equal to $16,728 as of February 29, 2004. The third line represents the value of the same hypothetical investment made in the John Hancock Tax-Free Bond Fund, with maximum sales charge (POP), and is equal to $15,968 as of February 29, 2004.

             Cum Value of $10K   Cum Value of $10K   Lehman Municipal
Plot Date             (No Load)            (w/Load)        Bond Index

2/28/94                $10,000             $ 9,500            $10,000
6/30/94                  9,488               9,057              9,698
12/31/94                 9,197               8,780              9,625
6/30/95                 10,130               9,670             10,554
12/31/95                11,057              10,555             11,305
6/30/96                 10,916              10,420             11,255
12/31/96                11,516              10,993             11,806
6/30/97                 11,854              11,315             12,184
12/31/97                12,646              12,072             12,891
6/30/98                 12,938              12,351             13,238
12/31/98                13,343              12,737             13,726
6/30/99                 13,153              12,555             13,571
12/31/99                12,875              12,291             13,444
6/30/00                 13,345              12,739             13,998
12/31/00                14,214              13,568             15,015
6/30/01                 14,532              13,872             15,448
12/31/01                14,575              13,913             15,785
6/30/02                 15,180              14,491             16,516
12/31/02                15,620              14,910             17,301
6/30/03                 16,129              15,397             17,960
12/31/03                16,361              15,618             18,220
2/29/04                 16,728              15,968             18,600


                                    Class B 1    Class C 1
Period beginning                    2-28-94       4-1-99
Without sales charge                $15,754      $11,994
With maximum sales charge           $15,754      $11,873
Index                               $18,600      $13,432

Lehman Brothers Municipal Bond Index is an unmanaged index that includes municipal bonds and is commonly used as a measure of bond performance. It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of February 29, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

This schedule has one main category: tax-exempt long-term bonds, which are broken down by state or territory. Under each state or territory is a list of the securities owned by the Fund.

Securities owned
by the Fund on
February 29, 2004
(unaudited)


STATE, ISSUER, DESCRIPTION,                                     INTEREST    CREDIT        PAR VALUE
MATURITY DATE                                                   RATE        RATING*   (000s OMITTED)         VALUE
TAX-EXEMPT LONG-TERM BONDS 98.34%                                                                      $564,475,961
(Cost $508,308,894)

Arizona 1.81%                                                                                            10,391,356
Arizona Health Facilities Auth,
Hosp Sys Rev Ref Phoenix Memorial Hosp
Proj (B), 06-01-21                                               8.200%     D**              $2,150         216,290
Maricopa County Industrial Development Auth
Single Family,
Rev Mtg Back Secs Prog Ser 1998B, 12-01-30                       6.200      Aaa               2,395       2,602,646
Maricopa County Pollution Control Corp,
Poll Control Rev Ref El Paso Electric Co
Ser 1985A, 08-01-15                                              6.375      BB+               2,500       2,626,700
Poll Control Rev Ref So Cal Edison Co
Ser 2000A, 06-01-35                                              2.900      BBB               1,500       1,499,580
Navajo County Industrial Development Auth,
Ind'l Dev Rev Stone Container Corp Proj,
06-01-27                                                         7.200      B**               1,000       1,018,180
Phoenix Civic Improvement Corp,
Wastewater Sys Rev Jr Lien, 07-01-24                             6.000      AAA               2,000       2,427,960

Arkansas 0.18%                                                                                            1,036,000
Northwest Regional Airport Auth,
Airport Rev Ref, 02-01-23                                        5.250      A                 1,000       1,036,000

California 20.02%                                                                                       114,931,337
California, State of,
GO Unltd, 11-01-17                                               5.250      BBB               2,000       2,162,160
GO Unltd, 11-01-18                                               5.250      BBB               3,000       3,221,040
Foothill/Eastern Transportation Corridor Agency,
Toll Rd Rev Cap Apprec Sr Lien Ser 1995A,
01-01-19                                                          Zero      AAA              36,600      18,960,630
Toll Rd Rev Fixed Rate Current Int Ser 1995A,
01-01-16                                                         6.000      AAA              19,800      23,928,696
Toll Rd Rev Ref Cap Apprec, 01-15-25                              Zero      BBB-              5,000       1,497,400

See notes to
financial statements.


8


FINANCIAL STATEMENTS


STATE, ISSUER, DESCRIPTION,                                      INTEREST   CREDIT        PAR VALUE
MATURITY DATE                                                    RATE       RATING*   (000s OMITTED)          VALUE
California (continued)
Golden State Tobacco Securitization Corp,
Tobacco Settlement Rev Enhanced Asset
Backed Bond Ser B, 06-01-28                                      5.375%     BBB-             $4,500      $4,572,225
Madera, County of,
Cert of Part Valley Children's Hosp, 03-15-15                    6.500      AAA              13,185      16,502,082
Millbrae, City of,
Residential Facil Rev Ser 1997A Magnolia of
Millbrae Proj, 09-01-27                                          7.375      BB**              2,000       2,050,600
Sacramento City Financing Auth,
Rev Sr Convention Ctr Hotel Proj Ser 1999A,
01-01-30                                                         6.250      BB+**             5,000       5,011,750
San Bernardino, County of,
Cert of Part Ref Med Ctr Fin Proj, 08-01-17                      5.500      AAA               9,130      10,634,533
Cert of Part Ref Med Ctr Fin Proj, 08-01-22                      5.500      A                 2,500       2,774,150
San Diego Redevelopment Agency,
Tax Alloc Rev City Heights Proj Ser 1999A,
09-01-23                                                         5.750      BB**                 25          25,608
San Joaquin Hills Transportation Corridor Agency,
Toll Rd Rev Jr Lien Cap Apprec, 01-01-10                          Zero      AAA               6,250       5,318,688
Toll Rd Rev Ref Conv Cap Apprec Ser 1997A,
01-15-17                                                          Zero      BB               10,000       8,501,200
Toll Rd Rev Sr Lien Cap Apprec, 01-01-14                          Zero      AAA               5,000       3,438,350
Toll Rd Rev Sr Lien Cap Apprec, 01-01-17                          Zero      AAA               4,900       2,854,985
Toll Rd Rev Sr Lien Cap Apprec, 01-01-20                          Zero      AAA               2,000         972,940
Santa Ana Financing Auth,
Lease Rev Police Admin & Holding Facil Ser A,
07-01-19                                                         6.250      AAA               2,000       2,504,300

Colorado 1.43%                                                                                            8,183,244
Colorado Health Facilities Auth,
Rev Vail Valley Medical Ctr Proj, 01-15-27                       5.800      BBB               1,000       1,037,940
Denver, City and County of,
Airport Sys Rev Ser 1994A Preref, 11-15-23                       7.500      A                   535         569,534
Airport Sys Rev Ser 1994A Unref Bal, 11-15-23                    7.500      A                 2,565       2,718,310
E-470 Public Highway Auth,
Rev Cap Apprec Sr Ser 2000B, 09-01-34                             Zero      BBB-              7,000         753,900
Northwest Parkway Public Highway Auth,
Rev 1st Tier Sub Ser 2001D, 06-15-41                             7.125      BB+               3,000       3,103,560

Connecticut 0.28%                                                                                         1,624,729
University of Connecticut,
GO Unltd Ser 2004A, 01-15-16                                     5.000      AAA               1,445       1,624,729

See notes to
financial statements.


9


FINANCIAL STATEMENTS


STATE, ISSUER, DESCRIPTION,                                     INTEREST    CREDIT        PAR VALUE
MATURITY DATE                                                   RATE        RATING*   (000s OMITTED)         VALUE
Florida 8.29%                                                                                           $47,594,524
Bonnet Creek Resort Community
Development District,
Spec Assessment Rev, 05-01-18                                    7.250%     BB**             $1,000       1,053,220
Spec Assessment Rev, 05-01-34                                    7.375      BB**              1,500       1,587,330
Capital Projects Finance Auth,
Student Hsg Rev Cap Projs Ln Prog Florida
Univs Ser 2000A, 08-15-31                                        7.850      BBB-**            3,500       3,585,855
Student Hsg Rev Cap Projs Ln Prog Ser 2001G,
10-01-11                                                         9.125      BBB**             1,900       1,868,764
Capital Trust Agency,
Rev Seminole Tribe of Florida Convention &
Resort Hotel Facil Ser 2002A, 10-01-33                          10.000      BB**              5,000       6,218,300
Rev Seminole Tribe of Florida Convention &
Resort Hotel Facil Ser 2003A, 10-01-33                           8.950      BB**              3,500       4,118,275
Crossings at Fleming Island Community
Development District,
Spec Assessment Rev Ref Ser 2000C, 05-01-30                      7.100      BBB-**            1,000       1,075,760
Hernando, County of,
Rev Criminal Justice Complex Fin Proj, 07-01-16                  7.650      AAA                 500         691,910
Hillsborough County Aviation Auth,
Rev Tampa Int'l Airport Ser 1996B, 10-01-17                      6.000      AAA               5,880       7,124,443
Hillsborough County Industrial Development Auth,
Hosp Rev Ref Ser 2003A Tampa General
Hosp Proj, 10-01-24                                              5.250      Baa1              2,000       2,048,360
Orange County Health Facilities Auth,
Rev Hosp Orlando Regional Healthcare Sys,
12-01-32                                                         5.750      A-                1,000       1,050,420
Orange County School Board,
Cert of Part Ref Ser 1997A, 08-01-13                              Zero      Aaa              10,365       7,280,583
Orlando Urban Community Development District,
Cap Impt Ser 2001A, 05-01-33                                     6.950      BB+**             2,500       2,661,400
Orlando Utilities Commission,
Wtr & Elec Sub Rev Ser 1989D, 10-01-17                           6.750      AA                2,200       2,822,622
Pinellas County Educational Facilities Auth,
Rev Barry Univ Proj, 10-01-30                                    5.875      AA                1,260       1,380,078
South Miami Health Facilities Auth,
Hosp Rev Baptist Health South Florida Group,
11-15-28                                                         5.200      A+                2,000       2,056,000
Stoneybrook West Community Development
District,
Spec Assessment Rev Ser 2000A, 05-01-32                          7.000      BB**                500         531,830
Spec Assessment Rev Ser 2000B, 05-01-10                          6.450      BB**                430         439,374

See notes to
financial statements.


10


FINANCIAL STATEMENTS


STATE, ISSUER, DESCRIPTION,                                     INTEREST    CREDIT        PAR VALUE
MATURITY DATE                                                   RATE        RATING*   (000s OMITTED)         VALUE
Georgia 4.19%                                                                                           $24,024,642
Georgia Municipal Electric Auth,
Pwr Rev Ref Ser BB, 01-01-19                                     5.700%     A+               $1,000       1,172,890
Pwr Rev Ref Ser 1998Y, 01-01-17                                  6.500      AAA                 145         183,138
Pwr Rev Ref Ser 1998Y Unref Bal, 01-01-17                        6.500      AAA               4,695       5,880,441
Pwr Rev Ser C, 01-01-19                                          5.700      AAA               5,000       5,952,950
Pwr Rev Ser EE, 01-01-24                                         7.250      AAA               2,000       2,758,960
Pwr Rev Ser Z, 01-01-20                                          5.500      AAA               5,840       6,851,663
Monroe County Development Auth,
Poll Control Rev Ser A Oglethorpe Pwr
Corp Scherer Proj, 01-01-12                                      6.800      A                 1,000       1,224,600

Illinois 2.53%                                                                                           14,527,017
Cook County School District Number 122
Oak Lawn,
GO Unltd Cap Apprec, 12-01-21                                     Zero      Aaa               5,780       2,446,327
Godfrey, City of,
United Methodist Village Rev Ser 1999A,
11-15-29                                                         5.875      BB+**             1,375       1,128,435
Illinois Development Finance Auth,
Poll Control Rev Ref Commonwealth Edison
Co Proj, 01-15-14                                                5.850      AAA               3,000       3,584,640
Illinois Educational Facilities Auth,
Student Hsg Rev Edl Advancement Fund
Univ Ctr Proj, 05-01-22                                          6.000      Baa2              1,000       1,026,140
Univ Ctr Proj, 05-01-30                                          6.250      Baa2              3,000       3,109,830
Illinois Health Facilities Auth,
Rev Ref Friendship Vlg Schamburg, 12-01-08                       6.750      BBB               1,640       1,641,328
Rev Ref Ser 1992 Mercy Hosp & Med Ctr Proj (B),
01-01-07                                                         7.000      D                   960         542,717
Round Lake, Village of,
Spec Tax Rev Lakewood Grove Spec Serv Area
No. 1, 03-01-33                                                  6.700      BBB-**            1,000       1,047,600

Indiana 0.72%                                                                                             4,145,400
Jasper Hospital Auth,
Hosp Facil Rev Ref Memorial Hospital Ctr Proj,
11-01-32                                                         5.500      AA                2,000       2,105,520
Wabash, County of,
Solid Waste Disp Rev Jefferson Smurfit Corp
Proj, 06-01-26                                                   7.500      B                 2,000       2,039,880

Kentucky 1.56%                                                                                            8,972,078
Kenton County Airport Board,
Rev Spec Facil Delta Airlines Proj Ser 1992A,
02-01-21                                                         7.125      B-                2,920       2,762,408

See notes to
financial statements.


11


FINANCIAL STATEMENTS


STATE, ISSUER, DESCRIPTION,                                     INTEREST    CREDIT        PAR VALUE
MATURITY DATE                                                   RATE        RATING*   (000s OMITTED)         VALUE
Kentucky (continued)
Kentucky Economic Development Finance Auth,
Health Sys Rev Norton Healthcare Inc Ser
2000C, 10-01-21                                                   Zero      AAA              $5,000      $5,228,500
Newport Public Properties,
Corp Rev 1st Mtg Pub Pkg & Plaza Ser 2000A-1,
01-01-27                                                         8.500%     BB**              1,000         981,170

Louisiana 0.79%                                                                                           4,557,907
Louisiana Environmental Facilities Community
Dev Auth,
Rev Cap Projs & Equip Acquisition Prog,
09-01-25                                                         6.550      A                 3,000       3,533,670
Louisiana Public Facilities Auth,
Progressive Healthcare Rev Ser 1998B,
10-01-20                                                         6.375      BB-**             1,245       1,024,237

Maryland 0.78%                                                                                            4,458,800
Municipal Mortgage & Equity, LLC,
Ser A (R), 06-30-09                                              6.875      BBB-**            4,000       4,458,800

Massachusetts 4.18%                                                                                      23,966,181
Massachusetts Bay Transportation Auth,
Ref Sales Tax Rev Sr Ser 2004A, 07-01-16                         5.250      AAA               5,000       5,789,100
Ref Sales Tax Rev Sr Ser 2004B***, 07-01-20                      5.250      AAA               1,000       1,151,480
Ref Sales Tax Rev Sr Ser 2004C, 07-01-18                         5.250      AAA               1,000       1,156,750
Massachusetts, Commonwealth of,
GO Ref Ser 2004A, 08-01-20                                       5.250      AA-               5,000       5,682,300
Massachusetts Development Finance Agency,
Rev Boston Univ Ser 1999P, 05-15-59                              6.000      BBB+              1,000       1,159,790
Massachusetts Health and Educational
Facilities Auth,
Rev Civic Investments Ser 2002B, 12-15-31                        9.200      BB**              3,500       4,074,980
Rev Ref Partners Healthcare Sys Ser 2001C,
07-01-32                                                         5.750      AA-               2,000       2,172,440
Massachusetts Industrial Finance Agency,
Assisted Living Facil Rev Ser 1997 Newton
Group Properties LLC Proj, 09-01-27                              8.000      BB**              1,460       1,556,141
Massachusetts Wtr Poll Abatement Trust,
Rev Pool Prog Ser 9, 08-01-18                                    5.250      AAA               1,000       1,146,370
Wtr Poll Rev 1994 South Essex Swr District Ln
Proj Unref Bal Ser A, 02-01-15                                   6.375      AA+                  75          76,830

Michigan 2.43%                                                                                           13,954,390
Michigan State Hospital Finance Auth,
Rev Ref Hosp Genesys Health Sys Ser 1995A,
10-01-13                                                         8.100      AAA               3,000       3,388,170

See notes to
financial statements.


12


FINANCIAL STATEMENTS


STATE, ISSUER, DESCRIPTION,                                     INTEREST    CREDIT        PAR VALUE
MATURITY DATE                                                   RATE        RATING*   (000s OMITTED)         VALUE
Michigan (continued)
Michigan Strategic Fund,
Ltd Oblig Rev Ref Dow Chemical Proj, 12-01-28                    5.500%     A-               $3,500      $3,762,150
Midland County Economic Development Corp,
Rev Ref Ser 2000A Sub Ltd Oblig, 07-23-09                        6.875      BB-               6,500       6,804,070

Minnesota 0.40%                                                                                           2,288,960
St. Cloud, City of,
St Cloud Healthcare Rev Ref St Cloud Hosp
Oblig Group Ser 2000A, 05-01-30                                  5.875      Aaa               2,000       2,288,960

Mississippi 1.30%                                                                                         7,438,860
Mississippi Development Bank,
Spec Oblig Ser 2001A Cap Proj & Equip Prog,
07-01-31                                                         5.625      AAA               2,000       2,332,560
Washington, County of,
Poll Control Rev Ref Mississippi Pwr & Light
Co Proj, 04-01-22                                                7.000      Baa3              5,000       5,106,300

Missouri 0.56%                                                                                            3,193,410
Fenton, City of,
Tax Increment Rev Ref & Imp Gravois Bluffs,
10-01-21                                                         7.000      BBB+              1,000       1,090,850
Missouri Health & Educational Facilities Auth,
Rev BJC Health Facil Sys, 05-15-25                               5.125      AA                2,000       2,102,560

Nebraska 0.26%                                                                                            1,484,304
Omaha Public Power District,
Elec Sys Rev 1992 Ser B, 02-01-17                                6.200      Aa2               1,200       1,484,304

Nevada 2.14%                                                                                             12,309,607
Clark, County of,
Ind'l Dev Rev Ser A Southwest Gas
Corp Proj, 12-01-33                                              6.500      BBB-             10,000      10,140,300
Nevada Department of Business & Industry,
Las Vegas Monorail Proj Rev 2nd Tier, 01-01-40                   7.375      BB**              2,000       1,963,880
Nevada Housing Division,
Single Family Prog Sr Rev Ser 1989A-1,
04-01-16                                                         7.350      AA                   85          85,082
Single Family Prog Sr Rev Ser 1990C-1,
10-01-15                                                         7.850      AA-                  95          95,231
Nevada, State of,
GO Ltd Tax Municipal Bond Bank Proj No. 38
Ser A Unref Bal, 07-01-09                                        6.750      AA                   25          25,114

New Hampshire 0.23%                                                                                       1,344,912
New Hampshire Health and Educational
Facilities Auth,
Rev Exeter Proj, 10-01-24                                        6.000      A+                1,250       1,344,912

See notes to
financial statements.


13


FINANCIAL STATEMENTS


STATE, ISSUER, DESCRIPTION,                                     INTEREST    CREDIT        PAR VALUE
MATURITY DATE                                                   RATE        RATING*   (000s OMITTED)         VALUE
New Jersey 5.56%                                                                                        $31,927,241
Camden County Improvement Auth,
Lease Rev Ser A Holt Hauling & Warehousing
Proj (B), 01-01-21                                               9.875%     D+**             $1,100         170,500
Middlesex County Improvement Auth,
Rev Street Student Hsg Proj Ser 2004A, 08-15-18                  5.000      Baa1              1,250       1,312,350
New Jersey Economic Development Auth,
1st Mtg Rev Ser A Winchester Gardens, 11-01-16                   8.500      BB+**               100         119,482
Economic Dev Rev Ref Ser 1995J Holt Hauling
Proj (B), 11-01-23                                               8.500      D+**              2,500       2,459,375
Rev Ref Ind'l Dev Newark Airport Marriott
Hotel Proj, 10-01-14                                             7.000      Ba3               2,000       2,040,580
New Jersey Educational Facilities Auth,
Rev Ref Princeton Univ Ser 2003F, 07-01-23                       0.890#     AAA              11,000      11,000,000
New Jersey Healthcare Facilities Financing Auth,
Rev Care Institute Inc Cherry Hill Proj, 07-01-27                8.000      BB-**             1,370       1,338,696
Rev Ref Cap Health Sys Oblig Group Ser 2003A,
07-01-23                                                         5.750      BBB               1,000       1,053,080
New Jersey, State of,
GO Ref Ser 2001H MBIA IBC, 07-01-16                              5.250      AAA               1,500       1,741,590
New Jersey Tobacco Settlement Financing Corp,
Tobacco Settlement Rev Asset Backed Bond,
06-01-39                                                         6.750      BBB               7,160       7,017,588
Tobacco Settlement Rev Asset Backed Bond,
06-01-43                                                         6.250      BBB               4,000       3,674,000

New Mexico 1.28%                                                                                          7,345,220
Farmington, City of,
Poll Control Rev Ref Ser 1997A Tucson Elec
Pwr Co San Juan Proj, 10-01-20                                   6.950      B+                2,000       2,109,420
Poll Control Rev Ref Ser 2002A El Paso Electric
Co Proj, 06-01-32                                                6.375      BB+               5,000       5,235,800

New York 7.39%                                                                                           42,389,212
Dutchess County Resource Recovery Agency,
Rev Solid Waste Sys Ser A, 01-01-12                              5.350      AAA                 510         582,853
Nassau County Industrial Development Agency,
Civic Facil Rev Ser 2001B North Shore Health
Sys Proj, 11-01-11                                               5.875      A-                  855         961,713
New York City Industrial Development Agency,
Rev Ref LaGuardia Assoc LP Proj (B), 11-01-28                    6.000      D                 4,500       2,918,250
New York City Municipal Water Finance Auth,
Wtr & Swr Sys Rev Ser 1999A, 06-15-32                            5.500      AAA               2,000       2,212,000
Wtr & Swr Sys Rev Ser 2000B Preref, 06-15-33                     6.000      AA                  365         443,668
Wtr & Swr Sys Rev Ser 2000B Unref Bal,
06-15-33                                                         6.000      AA                  375         446,423
Wtr & Swr Sys Rev Ser 2000C, 06-15-33                            0.950#     AA                5,500       5,500,000

See notes to
financial statements.


14


FINANCIAL STATEMENTS


STATE, ISSUER, DESCRIPTION,                                     INTEREST    CREDIT        PAR VALUE
MATURITY DATE                                                   RATE        RATING*   (000s OMITTED)         VALUE
New York (continued)
New York, City of,
GO Fiscal 1991 Ser D Unref Bal, 08-01-04                         8.000%     A                   $10         $10,290
New York City Transitional Finance Auth,
Future Tax Secd Rev Ref Ser 2002A (Zero to
11-01-11, then 14.000%) (A), 11-01-29                             Zero      AA+               5,000       3,871,350
Future Tax Secd Rev Ref Ser 2003B, 08-01-15                      5.250      AA+               2,000       2,275,500
Future Tax Secd Rev Ser 2004C, 02-01-18                          5.250      AA+               1,560       1,756,576
New York State Dormitory Auth,
City Univ Sys Consol Rev 2nd Generation Ser
1993A, 07-01-09                                                  5.750      AA-               1,000       1,161,610
Rev Ser 1990B Preref, 05-15-11                                   7.500      AA-                 160         203,101
Rev Ser 1990B Unref Bal, 05-15-11                                7.500      AA-                 340         414,487
Rev Ser 2002B, 11-15-23                                          5.250      AA-               2,000       2,270,720
State Univ Ed Facil Rev Ser 1993A, 05-15-19                      5.500      AA-               1,000       1,163,450
New York State Environmental Facilities Corp,
State Wtr Poll Control Rev Ser PA-174,
06-15-11                                                        15.848#     AAA               2,000       3,219,440
New York State Housing Finance Agency,
State Univ Construction Ref 1986 Ser A,
05-01-11                                                         8.000      AAA               2,000       2,548,580
Port Auth of New York and New Jersey,
Spec Proj KIAC Partners Proj Ser 4, 10-01-19                     6.750      BBB**             8,700       8,921,241
Westchester Tobacco Asset Securitization Corp,
Rev Cap Apprec, 07-15-39                                          Zero      BBB               2,000       1,507,960

North Carolina 1.15%                                                                                      6,580,600
North Carolina Eastern Municipal Power Agency,
Pwr Sys Rev Ref Ser 2003C, 01-01-17                              5.375      BBB               2,000       2,146,020
North Carolina Municipal Power Agency Number 1,
Catawba Elec Rev Ser 2003A, 01-01-19                             5.250      AAA               2,500       2,766,050
Catawba Elec Rev Unref, 01-01-15                                 5.000      AAA               1,650       1,668,530

Ohio 2.28%                                                                                               13,083,204
Akron, City of,
Cert of Part Akron Municipal Baseball Stadium
Proj, 12-01-16                                                   6.900      A+                1,000       1,099,030
Cleveland, City of,
Airport Spec Rev Continental Airlines Inc Proj,
09-15-27                                                         5.375      B-                2,130       1,586,999
Cuyahoga, County of,
Rev Ref Ser 2003A, 01-01-20                                      6.000      A                 2,500       2,783,325
Rev Ref Ser 2003A Cleveland Clinic Health Sys,
01-01-25                                                         5.750      A                 2,500       2,669,200
Ohio State Air Quality Development Auth,
Rev Adj Ser B Columbus & South Proj, 12-01-20                    6.250      BBB               4,500       4,599,720

See notes to
financial statements.


15


FINANCIAL STATEMENTS


STATE, ISSUER, DESCRIPTION,                                     INTEREST    CREDIT        PAR VALUE
MATURITY DATE                                                   RATE        RATING*   (000s OMITTED)         VALUE
Ohio (continued)
Student Loan Funding Corp,
Sub Rev Ser B Cincinnati Ohio Student Ln,
08-01-08                                                         8.875%      BBB-**            $340        $344,930

Oregon 0.59%                                                                                              3,366,363
Western Generation Agency,
Rev 1994 Ser A Wauna Cogeneration Proj,
01-01-21                                                         7.125       BBB-**           3,300       3,366,363

Pennsylvania 5.93%                                                                                       34,033,358
Allegheny County Industrial Development Auth,
Rev Ref Ser 1994A Environmental Imp USX
Corp Proj, 12-01-20                                              6.700       BBB+              5,000      5,159,800
Carbon County Industrial Development Auth,
Rev Ref Panther Creek Partners Proj, 05-01-12                    6.700       BBB-              4,960      5,424,107
Delaware County Auth,
1st Mtg Rev Riddle Village Proj, 06-01-26                        7.000       BBB-**            1,250      1,263,662
Delaware County Industrial Development Auth,
Rev Ref Resource Recovery Facil Ser 1997A,
07-01-13                                                         6.100       BBB               5,000      5,399,650
Lehigh, County of,
Rev St Luke's Bethlehem Hosp, 08-15-23                           5.250       BBB               1,500      1,541,655
Pennsylvania Convention Center Auth,
Rev Ref Ser 1994A, 09-01-14                                      6.700       AAA               2,950      3,093,046
Pennsylvania Economic Development Finance Auth,
Resource Recovery Rev Ser 1994D Colver Proj,
12-01-15                                                         7.125       BBB-              7,000      7,284,340
Resource Recovery Rev Ser 1994D Colver Proj,
12-01-18                                                         7.150       BBB-              1,500      1,560,060
Philadelphia Industrial Development Auth,
Commercial Dev Rev Ser 1995 Philadelphia
Airport Hotel Proj, 12-01-17                                     7.750       B+**              3,250      3,307,038

Puerto Rico 8.54%                                                                                        49,045,278
Puerto Rico Aqueduct and Sewer Auth,
Ref Pars & Inflos Ser 1995 Gtd by the
Commonwealth of Puerto Rico, 07-01-11                            6.000       AAA                 200        240,446
Ref Pars & Inflos Ser 1995 Gtd by the
Commonwealth of Puerto Rico, 07-01-11                           10.710#      AAA               6,500      9,128,990
Puerto Rico, Commonwealth of,
GO Pub Imp Inverse Rate Securities Ser 1996,
07-01-11                                                        10.680#      AAA              14,000     19,744,480
Puerto Rico Highway and Transportation Auth,
Highway Rev Ser Y Res Int Tax-Exempt Sec
Rec'ts Ser PA-114 (r), 01-01-08                                 10.898#      AAA**            13,130     18,808,462

See notes to
financial statements.


16


FINANCIAL STATEMENTS


STATE, ISSUER, DESCRIPTION,                                     INTEREST    CREDIT        PAR VALUE
MATURITY DATE                                                   RATE        RATING*   (000s OMITTED)         VALUE
Puerto Rico (continued)
Puerto Rico Infrastructure Financing Auth,
Rev Ref Spec Oblig Bond Ser 2000A, 10-01-32                      5.500%     AAA              $1,000      $1,122,900

Rhode Island 0.18%                                                                                        1,013,370
Tiverton, Town of,
Spec Oblig Tax Increment Rev Mount Hope
Bay Village Ser A, 05-01-22                                      6.875      BB**              1,000       1,013,370

South Carolina 0.89%                                                                                      5,135,932
Berkeley County School District Installment
Purchase Revenue,
Ref Lease Sec Assets for Ed, 12-01-24                            5.250      A-                2,000       2,096,360
Florence, County of,
Ind'l Dev Rev Stone Container Proj, 02-01-07                     7.375      BB-**             1,680       1,705,334
South Carolina Jobs-Economic Development Auth,
Ind'l Rev Ser 2002A South Carolina Electric &
Gas Co Proj, 11-01-27                                            5.200      AAA               1,250       1,334,238

Tennessee 2.06%                                                                                          11,815,620
Humphreys County Industrial Development Board,
Solid Waste Disposal Rev E.I. Du Pont de
Nemours and Co Proj, 05-01-24                                    6.700      AA-               6,500       6,682,650
Maury County Industrial Development Board,
Multi-Modal Interchangeable Rate Poll Control
Ref Rev Saturn Corp Proj, 09-01-24                               6.500      BBB               4,000       4,131,040
Metropolitan Knoxville Airport Auth,
Spec Purpose Rev Northwest Airlines Proj,
04-01-32                                                         8.000      B-**              1,000       1,001,930

Texas 1.82%                                                                                              10,432,843
Austin, City of,
Combined Util Sys Rev Ref Ser 1998, 11-15-10                     6.750      AAA               3,125       3,891,656
Bexar County Health Facilities Development Corp,
Rev Ref Army Retirement Residence Proj,
07-01-32                                                         6.300      BBB-              1,000       1,063,320
Brazos River Auth,
Poll Control Rev Ref Ser 1999A Texas Utilities
Co, 04-01-33                                                     7.700      BBB               1,500       1,715,475
Corpus Christi Housing Finance Corp,
Single Family Mtg Sr Rev Ref Ser 1991A,
07-01-11                                                         7.700      AAA                  75          75,882
Houston Independent School District,
Pub Facil Corp Lease Rev Cap Apprec Ser A
Cesar E Chavez, 09-15-16                                          Zero      AAA                 900         527,670
Port Corpus Christi Industrial Development Corp,
Environmental Facil Rev Citgo Petroleum Corp
Proj, 11-01-31                                                   8.250      BB                2,000       2,098,460

See notes to
financial statements.


17


FINANCIAL STATEMENTS


STATE, ISSUER, DESCRIPTION,                                     INTEREST    CREDIT        PAR VALUE
MATURITY DATE                                                   RATE        RATING*   (000s OMITTED)         VALUE
Texas (continued)
Sabine River Auth,
Poll Control Rev Ref TXU Energy Co LLC Proj
Ser 2003B, 08-01-22                                              6.150%     BBB              $1,000      $1,060,380

Utah 0.40%                                                                                                2,317,940
Mountain Regional Water Special Service District,
Spec Impt Dist No. 2002-1, 12-01-18                              7.000      BB-**             1,000         989,890
Salt Lake City Hospital,
Rev Ref Ser A, 05-15-15                                          8.125      AAA               1,000       1,328,050

Virgin Islands 0.18%                                                                                      1,022,460
Virgin Islands Water & Power Auth,
Wtr Sys Rev Ref, 07-01-17                                        5.500      BB+**             1,000       1,022,460

Virginia 0.87%                                                                                            4,993,160
Pittsylvania County Industrial Development Auth,
Rev Ser A Exempt Facil, 01-01-19                                 7.550      BB**              3,500       3,496,710
Pocahontas Parkway Association,
Toll Rd Rev Cap Apprec 1st Tier Sub Ser 1998C,
08-15-24                                                          Zero      B1                4,800         516,960
Toll Rd Rev Cap Apprec 1st Tier Sub Ser 1998C,
08-15-25                                                          Zero      B1                5,000         492,850
Toll Rd Rev Cap Apprec 1st Tier Sub Ser 1998C,
08-15-26                                                          Zero      B1                5,500         486,640

Washington 3.51%                                                                                         20,170,206
Seattle, Port of,
Rev Ref Ser 2003A, 07-01-16                                      5.250      AAA               3,000       3,394,770
Spec Facil Rev Northwest Airlines Proj, 04-01-30                 7.250      B-**              1,700       1,670,539
Washington Public Power Supply System,
Nuclear Proj No. 1 Rev Ref Ser 1989B, 07-01-16                   7.125      AA-               1,500       1,969,425
Washington, State of,
GO Unltd Ser 1990A, 02-01-15                                     6.750      AA                1,000       1,266,030
GO Unltd Ser 2000B, 01-01-25                                     6.000      AA                3,500       4,023,985
Washington Tobacco Settlement Auth,
Tobacco Settlement Rev Asset Backed Bond,
06-01-26                                                         6.500      BBB               7,980       7,845,457

West Virginia 0.64%                                                                                       3,695,436
West Virginia Hospital Finance Auth,
Hosp Rev Charleston Area Medical Ctr Preref,
09-01-22                                                         6.750      A2                2,400       3,020,904
Hosp Rev Charleston Area Medical Ctr Unref
Bal, 09-01-22                                                    6.750      A2                  600         674,532

Wisconsin 0.99%                                                                                           5,680,860
Badger Tobacco Asset Securitization Corp,
Tobacco Settlement Asset Backed Bond,
06-01-32                                                         6.375      BBB               6,000       5,680,860

See notes to
financial statements.


18


FINANCIAL STATEMENTS


TOTAL INVESTMENTS 98.34%                                                                               $564,475,961

OTHER ASSETS AND LIABILITIES, NET 1.66%                                                                  $9,530,389

TOTAL NET ASSETS 100.00%                                                                               $574,006,350


(r) Direct placement security is restricted to resale. This security has been valued in accordance with procedures approved by the Trustees after consideration of restrictions to resale, financial condition and prospects of the issuer, general market conditions and pertinent information, in accordance with the Fund's by-laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to this restricted security. Additional information on this security is as follows:



                                                                    VALUE AS A        VALUE
                                                                    PERCENTAGE        AS OF
ISSUER, DESCRIPTION,                 ACQUISITION    ACQUISITION     OF FUND'S      FEBRUARY 29,
MATURITY DATE                           DATE           COST         NET ASSETS         2004
-----------------------------------------------------------------------------------------------
Puerto Rico Highway and
Transportation Auth,
Highway Rev Ser Y Res Int
Tax-Exempt Sec Rec'ts Ser PA-114
10.898%, 01-01-08                     04-02-96      $14,925,160       3.28%        $18,808,462

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(B) Non-income-producing issuer, filed for protection under the Federal Bankruptcy Code or is in default on interest payment.

(R) This security is exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $4,458,800 or 0.78% of net assets as of February 29, 2004.

  * Credit ratings are unaudited and rated by Standard & Poor's, Moody's Investors Service, or Fitch, unless otherwise indicated.

 ** Security rated internally by John Hancock Advisers, LLC.

*** This security having an aggregate value of $1,151,480 or 0.20% of the Fund's net assets has been purchased on a when-issued basis. The pruchase price and the interest rate of this security is fixed at trade date, although the Fund does not earn any interest on this security until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of its when-issued commitment. Accordingly, the market value of $1,172,264 of Foothill/Eastern Transprotation Corridor Agency, 6.000%, 01-01-16 has been segregated to cover the when- issued commitment.

  # Represents rate in effect on February 29, 2004.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

FINANCIAL STATEMENTS

PORTFOLIO
CONCENTRATION

February 29, 2004
(unaudited)

This table shows
the percentages
of the Fund's
investments
aggregated
by various
industries.

                                                        VALUE AS A PERCENTAGE
INDUSTRY DISTRIBUTION 1                                         OF NET ASSETS
------------------------------------------------------------------------------
General Obligation                                                       8.70%
Revenue Bonds -- Airport                                                 3.22
Revenue Bonds -- Authority                                               6.95
Revenue Bonds -- Bridge & Toll Road                                      5.18
Revenue Bonds -- Building                                                1.38
Revenue Bonds -- Combined                                                1.44
Revenue Bonds -- Economic Development                                    1.88
Revenue Bonds -- Education                                               4.37
Revenue Bonds -- Electric                                                6.02
Revenue Bonds -- Environment                                             1.54
Revenue Bonds -- Excise Tax                                              1.41
Revenue Bonds -- Health                                                 13.94
Revenue Bonds -- Highway                                                 1.81
Revenue Bonds -- Housing                                                 0.87
Revenue Bonds -- Improvement                                             2.14
Revenue Bonds -- Industrial Development                                  3.95
Revenue Bonds -- Industrial Revenue                                      1.78
Revenue Bonds -- Lease                                                   0.19
Revenue Bonds -- Other                                                   3.46
Revenue Bonds -- Parking Garage/Authority                                0.17
Revenue Bonds -- Pollution Control                                       9.71
Revenue Bonds -- Port Authority                                          1.55
Revenue Bonds -- Power                                                   0.37
Revenue Bonds -- Recreational Facility                                   0.19
Revenue Bonds -- Roadway/Street                                          1.19
Revenue Bonds -- School                                                  1.73
Revenue Bonds -- Single-Family                                           0.45
Revenue Bonds -- Solid Waste Disposal                                    0.10
Revenue Bonds -- Special Assessment                                      0.63
Revenue Bonds -- Special Obligation                                      0.20
Revenue Bonds -- Special Tax                                             0.18
Revenue Bonds -- Student Loan                                            0.62
Revenue Bonds -- Tax Increment                                           0.37
Revenue Bonds -- Transportation                                          7.45
Revenue Bonds -- Water & Sewer                                           3.20

Total tax-exempt long-term bonds                                        98.34%

1 Source: J.J. Kenny.

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

February 29, 2004
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.


ASSETS
Investments at value (cost $508,308,894)                         $564,475,961
Cash                                                                3,701,279
Receivable for investments sold                                     7,997,674
Receivable for shares sold                                            194,834
Interest receivable                                                 7,985,356
Other assets                                                          165,700

Total assets                                                      584,520,804

LIABILITIES
Payable for investments purchased                                   9,567,011
Payable for shares repurchased                                        107,774
Dividends payable                                                     264,390
Payable to affiliates
Management fee                                                        266,619
Distribution and service fee                                           26,789
Other                                                                  78,044
Other payables and accrued expenses                                   203,827

Total liabilities                                                  10,514,454

NET ASSETS
Paid-in capital                                                   535,450,665
Accumulated net realized loss on investments                      (18,789,055)
Net unrealized appreciation of investments                         56,167,067
Accumulated net investment income                                   1,177,673

Net assets                                                       $574,006,350

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($520,299,705 [DIV] 49,727,184 shares)                         $10.46
Class B ($45,830,389 [DIV] 4,379,578 shares)                           $10.46
Class C ($7,876,256 [DIV] 752,776 shares)                              $10.46

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($10.46 [DIV] 95.5%)                                         $10.95
Class C ($10.46 [DIV] 99%)                                             $10.57

1 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the period ended
February 29, 2004
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Interest                                                          $16,489,005

Total investment income                                            16,489,005

EXPENSES
Investment management fee                                           1,540,588
Class A distribution and service fee                                  638,993
Class B distribution and service fee                                  238,073
Class C distribution and service fee                                   38,498
Transfer agent fee                                                    297,350
Accounting and legal services fee                                      84,976
Custodian fee                                                          48,184
Registration and filing fee                                            29,800
Miscellaneous                                                          18,629
Auditing fee                                                           18,115
Printing                                                               17,497
Trustees' fee                                                          13,595
Legal fee                                                               5,433

Total expenses                                                      2,989,731
Less expense reductions                                                (7,678)

Net expenses                                                        2,982,053

Net investment income                                              13,506,952

REALIZED AND UNREALIZED GAIN

Net realized gain on investments                                    7,710,788
Change in unrealized appreciation (depreciation)
of investments                                                     20,083,505

Net realized and unrealized gain                                   27,794,293

Increase in net assets from operations                            $41,301,245

1 Semiannual period from 9-1-03 through 2-29-04.

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in
Net Assets show
how the value
of the Fund's
net assets has
changed during
the last two
periods. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.
                                                YEAR        PERIOD
                                               ENDED         ENDED
                                             8-31-03       2-29-04 1
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                    $30,064,954   $13,506,952

Net realized gain (loss)                 (11,500,910)    7,710,788
Change in net unrealized
appreciation (depreciation)              (14,026,669)   20,083,505

Increase in net assets resulting
from operations                            4,537,375    41,301,245

Distributions to shareholders
From net investment income
Class A                                  (26,873,425)  (12,334,608)
Class B                                   (2,339,681)     (970,534)
Class C                                     (322,418)     (156,930)
                                         (29,535,524)  (13,462,072)
From Fund share transactions             (27,136,648)  (17,620,851)

NET ASSETS
Beginning of period                      615,922,825   563,788,028

End of period 2                         $563,788,028  $574,006,350


1 Semiannual period from 9-1-03 through 2-29-04. Unaudited.

2 Includes accumulated net investment income of $1,132,793 and $1,177,673, respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.



PERIOD ENDED                                 8-31-99 1   8-31-00 1   8-31-01 1   8-31-02 1,2   8-31-03     2-29-04 3
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                           $11.01      $10.36      $10.30      $10.72        $10.40       $9.96
Net investment income 4                         0.48        0.48        0.47        0.47          0.45        0.21
Net realized and unrealized
gain (loss) on investments                     (0.65)      (0.06)       0.44       (0.32)        (0.45)       0.50
Total from investment operations               (0.17)       0.42        0.91        0.15            --        0.71
Less distributions
From net investment income                     (0.48)      (0.48)      (0.47)      (0.46)        (0.44)      (0.21)
From net realized gain                            --          -- 5     (0.02)      (0.01)           --          --
                                               (0.48)      (0.48)      (0.49)      (0.47)        (0.44)      (0.21)
Net asset value, end of period                $10.36      $10.30      $10.72      $10.40         $9.96      $10.46
Total return 6 (%)                             (1.67) 7     4.31 7      9.07 7      1.57 7       (0.05) 7     7.17 8

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                   $144         $97         $85         $60           $49         $46
Ratio of expenses
to average net assets (%)                       1.60        1.60        1.61        1.71          1.72        1.73 9
Ratio of adjusted expenses
to average net assets 10 (%)                    1.71        1.75        1.73        1.75          1.73          --
Ratio of net investment income
to average net assets (%)                       4.39        4.78        4.47        4.59          4.36        4.10 9
Portfolio turnover (%)                            13          12          24          22            23          28

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS B SHARES


PERIOD ENDED                                 8-31-99 1   8-31-00 1   8-31-01 1   8-31-02 1,2   8-31-03     2-29-04 3
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                           $11.01      $10.36      $10.30      $10.72        $10.40       $9.96
Net investment income 4                         0.56        0.56        0.54        0.55          0.53        0.25
Net realized and unrealized
gain (loss) on investments                     (0.65)      (0.06)       0.44       (0.32)        (0.45)       0.50
Total from investment operations               (0.09)       0.50        0.98        0.23          0.08        0.75
Less distributions
From net investment income                     (0.56)      (0.56)      (0.54)      (0.54)        (0.52)      (0.25)
From net realized gain                            --          -- 5     (0.02)      (0.01)           --          --
                                               (0.56)      (0.56)      (0.56)      (0.55)        (0.52)      (0.25)
Net asset value, end of period                $10.36      $10.30      $10.72      $10.40         $9.96      $10.46
Total return 6 (%)                             (0.93) 7     5.09 7      9.89 7      2.33 7        0.70 7      7.57 8

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                   $565        $522        $548        $550          $507        $520
Ratio of expenses
to average net assets (%)                       0.85        0.85        0.86        0.96          0.97        0.98 9
Ratio of adjusted expenses
to average net assets 10 (%)                    0.96        1.00        0.98        0.99          0.98          --
Ratio of net investment income
to average net assets (%)                       5.14        5.53        5.22        5.34          5.11        4.85 9
Portfolio turnover (%)                            13          12          24          22            23          28

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS C SHARES


PERIOD ENDED                                 8-31-99 1,11     8-31-00 1   8-31-01 1   8-31-02 1,2   8-31-03     2-29-04 3
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                           $10.86           $10.36      $10.30      $10.72        $10.40       $9.96
Net investment income 4                         0.19             0.47        0.45        0.47          0.45        0.21
Net realized and unrealized
gain (loss) on investments                     (0.50)           (0.06)       0.44       (0.32)        (0.45)       0.50
Total from investment operations               (0.31)            0.41        0.89        0.15            --        0.71
Less distributions
From net investment income                     (0.19)           (0.47)      (0.45)      (0.46)        (0.44)      (0.21)
From net realized gain                            --               -- 5     (0.02)      (0.01)           --          --
                                               (0.19)           (0.47)      (0.47)      (0.47)        (0.44)      (0.21)
Net asset value, end of period                $10.36           $10.30      $10.72      $10.40         $9.96      $10.46
Total return 6 (%)                             (2.86) 7,8        4.19 7      8.96 7      1.53 7       (0.05) 7     7.17 8

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                     -- 12            $1          $3          $7            $8          $8
Ratio of expenses
to average net assets (%)                       1.70 9           1.70        1.71        1.75          1.72        1.73 9
Ratio of adjusted expenses
to average net assets 10 (%)                    1.71 9           1.75        1.73          --          1.73          --
Ratio of net investment income
to average net assets (%)                       4.29 9           4.60        4.37        4.55          4.35        4.10 9
Portfolio turnover (%)                            13               12          24          22            23          28

 1 Audited by previous auditor.

 2 As required, effective 9-1-01 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended 8-31-02 was to increase net investment income per share by $0.01, increase net realized and unrealized losses per share by $0.01 and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 5.23%, 4.48% and 4.44% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to 9-1-01 have not been restated to reflect this change in presentation.

 3 Semiannual period from 9-1-03 through 2-29-04. Unaudited.

 4 Based on the average of the shares outstanding.

 5 Less than $0.01 per share.

 6 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 7 Total returns would have been lower had certain expenses not been reduced during the periods shown.

 8 Not annualized.

 9 Annualized.

10 Does not take into consideration expense reductions during the periods shown.

11 Class C shares began operations on 4-1-99.

12 Less than $500,000.

See notes to
financial statements.

NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock Tax-Free Bond Fund (the "Fund") is a diversified series of John Hancock Tax-Free Bond Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide as high a level of interest income exempt from federal income taxes as is consistent with preservation of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares, in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value, as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Some securities may be purchased on a "when-issued" or "forward commitment" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond the customary settlement date.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended February 29, 2004.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $10,034,867 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carry forward expires as follows: August 31, 2010 -- $1,302,391 and August 31, 2011 -- $8,732,476.

Interest and distributions

Interest income on investment securities is recorded on the accrual basis. The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of interest has become doubtful.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. The Fund's net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day, and distributed monthly. Distrib utions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.55% of the first $500,000,000 of the Fund's average daily net asset value, (b) 0.50% of the next

$500,000,000 and (c) 0.45% of the Fund's average daily net asset value in excess of $1,000,000,000.

The Fund has an agreement with its custodian bank, under which custody fees are reduced by balance credits applied during the period. Accordingly, the expense reductions related to custody fee offsets amounted to $7,678 and had no impact on the Fund's ratio of expenses to average net assets, for the period ended February 29, 2004. If the Fund had not entered into this agreement, the assets not invested, on which these balance credits were earned, could have produced taxable income.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net asset value and 1.00% of Class B and Class C average daily net asset value. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended February 29, 2004, JH Funds received net up-front sales charges of $160,400 with regard to sales of Class A shares. Of this amount, $19,813 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $53,416 was paid as sales commissions to unrelated broker-dealers and $87,171 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended February 29, 2004, JH Funds received net up-front sales charges of $3,332 with regard to sales of Class C shares. Of this amount, $2,957 was paid as sales commissions to unrelated broker-dealers and $375 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended February 29, 2004, CDSCs received by JH Funds amounted to $46,602 for Class B shares and $368 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee at an annual rate of 0.01% of the Fund's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the

Fund. The compensation for the period was at an annual rate of approximately 0.03% of the average daily net asset value of the Fund. The Fund also paid the Adviser the amount of $281 for certain publishing services, included in the printing fees.

Ms. Maureen Ford Goldfarb is a director and/or officer of the Adviser and/or its affiliates, as well as Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.



                                  YEAR ENDED 8-31-03           YEAR ENDED  2-29-04 1
                              SHARES          AMOUNT        SHARES          AMOUNT
CLASS A SHARES

Sold                       4,521,326     $46,287,835       840,595      $8,658,247
Distributions reinvested   1,884,208      19,295,541       872,430       8,970,148
Repurchased               (8,365,123)    (85,754,621)   (2,890,371)    (29,611,675)
Net decrease              (1,959,589)   ($20,171,245)   (1,177,346)   ($11,983,280)

CLASS B SHARES
Sold                         777,287      $8,015,173       121,512      $1,246,921
Distributions reinvested     142,699       1,461,819        58,651         602,546
Repurchased               (1,745,383)    (17,874,032)     (701,376)     (7,206,469)
Net decrease                (825,397)    ($8,397,040)     (521,213)    ($5,357,002)

CLASS C SHARES
Sold                         324,551      $3,353,237        60,002        $615,511
Distributions reinvested      23,321         238,767        11,143         114,553
Repurchased                 (210,367)     (2,160,367)      (98,606)     (1,010,633)
Net increase (decrease)      137,505      $1,431,637       (27,461)      ($280,569)

NET DECREASE              (2,647,481)   ($27,136,648)   (1,726,020)   ($17,620,851)

1 Semiannual period from 9-1-03 through 2-29-04. Unaudited.

NOTE D
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended February 29, 2004, aggregated $155,019,677 and $162,176,851, respectively.

The cost of investments owned on February 29, 2004, for federal income tax purposes, was $506,866,793. Gross unrealized appreciation and depreciation of investments aggregated $65,252,747 and $7,643,579, respectively, resulting in net unrealized appreciation of $57,609,168. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to accretion of discounts on debt securities.

OUR FAMILY
OF FUNDS

-------------------------------------------------------------------------

Equity                                  Balanced Fund
                                        Classic Value Fund
                                        Core Equity Fund
                                        Focused Equity Fund
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                                        Mid Cap Growth Fund
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                                        Small Cap Equity Fund
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Income                                  Bond Fund
                                        Government Income Fund
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Tax-Free Income                         California Tax-Free Income Fund
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-------------------------------------------------------------------------

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                                        U.S. Government Cash Reserve

For more complete information on any John Hancock Fund and a prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291. Please read the prospectus carefully before investing or sending money.

FOR YOUR
INFORMATION


TRUSTEES

James F. Carlin
William H. Cunningham
Ronald R. Dion
Maureen Ford Goldfarb
Charles L. Ladner*
Steven R. Pruchansky
Lt. Gen. Norman H. Smith,
USMC (Ret.)
John P. Toolan*

*Members of the Audit Committee

OFFICERS

Maureen Ford Goldfarb
Chairman, President
and Chief Executive Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


HOW TO
CONTACT US

On the Internet                  www.jhfunds.com

By regular mail                  John Hancock Signature Services, Inc.
                                 1 John Hancock Way, Suite 1000
                                 Boston, MA 02217-1000

By express mail                  John Hancock Signature Services, Inc.
                                 Attn: Mutual Fund Image Operations
                                 529 Main Street
                                 Charlestown, MA 02129

Customer service
representatives                  1-800-225-5291

24-hour automated information    1-800-338-8080

TDD line                         1-800-554-6713

The Fund's voting policies and procedures are available without charge, upon request:

By phone                         1-800-225-5291

On the Fund's Web site           www.jhfunds.com/proxy

On the SEC's Web site            www.sec.gov

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Tax-Free Bond Fund.


520SA 2/04
      4/04

JOHN HANCOCK
High Yield
Municipal
Bond Fund

2.29.2004

Semiannual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of Maureen Ford Goldfarb, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 16

For your information
page 29


Dear Fellow Shareholders,

The stock market continued its advance in the first two months of 2004, prolonging last year's strong rebound after three down years. The same factors that produced double-digit returns in a broad-based rally in 2003 were still at work in the new year: a rebounding economy, fueled by historically low interest rates and tax cuts, and improving corporate earnings. However, the market staged a correction in March that took back the year's advances and left many wondering what the market would do next. Bonds, which had their fourth straight year of gains in 2003, albeit on a more modest scale, also started 2004 on the right foot, producing positive total returns.

No matter what this year brings, one thing is certain: the stock market has just experienced nine straight years of very extreme returns. From 1995 through 1999, we saw double-digit returns in excess of 20% per year, only to have 2000 through 2002 produce ever-increasing negative results, followed by another 20%-plus gain last year. After such a performance, we could be in for a more modest, less exciting year. But history also shows that this pattern is typical. The market, as measured by the Standard & Poor's 500 Index, has produced average annual results of 10.4% since 1926. However, that "normal" return is rare in any given year. In fact, since 1926, the S&P 500 has produced returns of 10%-12% in only three calendar years, according to Ibbotson. The stock market is indeed a market of extremes.

Although the past in no way predicts the future, we have learned at least one lesson from history: expect highs and lows in the short term, but always invest for the long term. Equally important: work with your financial adviser to maintain a diversified portfolio, spread out among not only different asset classes -- stocks, bonds and cash -- but also among various investment styles. It's the best way we know of to benefit from, and weather, the market's extremes.

Sincerely,

/S/ MAUREEN FORD GOLDFARB

Maureen Ford Goldfarb,
Chairman and Chief Executive Officer

This commentary reflects the chairman's views as of February 29, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks a
high level of cur-
rent income that is
largely exempt
from federal
income tax,
consistent with
preservation of
capital, by nor-
mally investing at
least 80% of its
assets in muni-
cipal bonds of
any maturity with
credit ratings from
A to BB/Ba and
their unrated
equivalents.

Over the last six months

* The U.S. bond market rallied despite better economic conditions; municipal bonds outperformed the major taxable bond sectors.

* The Fund underperformed its peer group average slightly during the period.

* The Fund benefited from favorable results in its tobacco and industrial revenue bonds.

[Bar chart with heading "John Hancock High Yield Municipal Bond Fund." Under the heading is a note that reads "Fund performance for the six moths ended February 29, 2004." The chart is scaled in increments of 4% with 0% at the bottom and 8% at the top. The first bar represents the 6.30% total return for Class A. The second bar represents the 5.90% total return for Class B. The third bar represents the 5.90% total return for Class C. A note below the chart reads "Total returns for Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 6.7%   South Orange County Pub. Financing Auth., 8-15-17, 10.845%
 3.7%   Foothill/Eastern Trans. Corridor Agency, 1-1-18, Zero
 2.8%   Homestead, City of, 11-1-18, 7.950%
 2.6%   Waterford, Township of, 1-1-39, 6.000%
 2.6%   New York City Transitional Finance Auth., 11-1-22, 0.970%
 2.5%   San Bernardino, County of, 8-1-17, 5.500%
 2.5%   Mass. Health and Edu. Fac. Auth., 12-15-31, 9.200%
 2.4%   Western Generation Agency, 1-1-21, 7.125%
 2.2%   Foothill/Eastern Trans. Corridor Agency, 1-15-23, Zero
 2.1%   New Jersey Economic Development Auth., 11-1-23, 8.500%

As a percentage of net assets on February 29, 2004.

BY JAMES T. COLBY III AND DIANNE SALES, CFA, PORTFOLIO MANAGERS

MANAGERS'
REPORT

JOHN HANCOCK
High Yield Municipal Bond Fund

The U.S. bond market, and municipal bonds in particular, posted solid gains during the six months ended February 29, 2004. Contrary to expectations, bond yields fell amid evidence of a firm economic recovery. A rebound in manufacturing activity and increased capital spending by corporate America provided a boost to the economy, which grew at an 8% annual rate in the third quarter of 2003 -- its strongest quarter in nearly 20 years -- and a 4% annual rate in the fourth quarter.

The notable exception to the generally rosy economic environment was persistent weakness in the labor market. The lack of job growth cast some doubt on the sustainability of the recovery and was one reason the Federal Reserve held short-term interest rates steady at their lowest levels in 45 years. The combination of a "jobless recovery" and stable Fed interest rate policy led investors to push bond yields lower and bond prices higher during the six-month period. Municipal bonds outperformed the major taxable segments of the domestic bond market.

"The U.S. bond market,
 and municipal bonds in
 particular, posted solid
 gains during the six
 months ended
 February 29, 2004."

High yield municipal bonds lagged their investment-grade counterparts in the municipal market. This is not uncommon during periods of declining yields, because high yield municipals have less interest-rate sensitivity than investment-grade bonds. In addition, high yield municipal bonds didn't attract the kind of investor attention that the taxable high yield corporate market -- which posted the best returns in the U.S. bond market -- received until the end of the six-month period.

FUND PERFORMANCE

For the six months ended February 29, 2004, John Hancock High Yield
Municipal Bond Fund's Class A, Class B and Class C shares posted total returns of 6.30%, 5.90% and 5.90%, respectively, at net asset value. The average high yield municipal debt fund returned 6.65%, according to Lipper, Inc.,1 while the return of the Lehman Brothers Municipal Bond Index was 6.52%. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

[Photos of James Colby and Dianne Sales flush right next to first paragraph.]

TOBACCO AND INDUSTRIAL DEVELOPMENT BONDS SHINE

Favorable security selection in key market sectors contributed positively to Fund performance. In particular, the portfolio's tobacco-related municipal bonds posted gains of nearly 17% during the six-month period. Tobacco bonds, which are backed by the proceeds from a legal settlement between 46 states and tobacco companies, rebounded sharply after pending litigation involving one of the major tobacco companies was temporarily resolved. Unenhanced tobacco bonds comprised about 4% of the portfolio throughout the period, and we expect to maintain this position going forward.

"Industrial revenue bonds
 also produced healthy
 returns for the portfolio."

Industrial revenue bonds also produced healthy returns for the portfolio. These securities fund a variety of corporate enterprises, and their strong performance reflected improving economic conditions and increased profitability in the corporate sector. Industrial revenue bonds often mirror the performance of taxable corporate bonds, which have been among the bond market's best performers over the past year.

Other segments of the portfolio that fared well included transportation bonds, especially those backed by toll roads and airports, as well as pollution-control bonds.

LONG-TERM BONDS BOOST PERFORMANCE

Another positive contribution came from the strong performance of the Fund's long-term bonds. Bonds with longer maturities experience greater price fluctuations when interest rates move up or down, and the general decline in yields during the six-month period produced healthy price gains among longer-term municipal bonds.

[Table at top left-hand side of page entitled "Top five industry groups2." The first listing is Health 20%, the second is Pollution control 11%, the third is Authority 8%, the fourth is Special tax 7% and the fifth is Bridge & toll road 6%.]

In recent months, however, we have made an effort to reduce the portfolio's exposure to longer-term bonds. With interest rates hovering near historic lows, we believe the next major move is likely to be higher, so we are trying to reduce the portfolio's volatility by selling some of its longer-term securities. However, this process has been challenging because individual security selection is critical in the high yield municipal market, and it is not always possible to find a comparable shorter-term security to replace an attractive long-term credit.

DISPENSING OF AT-RISK SECURITIES

Given the risky nature of the high yield municipal market, the Fund can occasionally experience some bumps in the road when credits fail. In the fourth quarter of 2003, the Fund agreed to separate settlements regarding two distressed bonds that have been in the portfolio for a number of years. Although we were ultimately satisfied with the restitution we received in both settlements, it was less than the value of the bonds carried on the books. As a result, the portfolio suffered losses on these bonds, which contributed to the portfolio's modest underperformance of its peer group average during the period.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 2-29-04." The chart is divided into three sections (from top to left): Revenue bonds 98%, Other investments 1% and General obligation bonds 1%.]

OUTLOOK

The economy's recent strength suggests that interest rates will eventually rise, but the timing of an uptick in rates is less clear. The lack of job creation, combined with other potential pitfalls such as rising oil prices, could weaken the pace of economic recovery. As a result, we wouldn't be surprised to see bond yields remain in a fairly narrow range for much of 2004.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Tobacco-related bonds followed by an up arrow with the phrase "Litigation issues were favorably resolved." The second listing is Longer-term bonds followed by an up arrow with the phrase "Benefited the most from falling rates." The third listing is "At-risk" securities followed by a down arrow with the phrase "Settlements led to write-downs of two fund holdings."]

In the municipal bond market, we expect to see improvements in credit quality and higher tax revenues for state and local governments. After lagging over the past six months, high yield municipal bonds look attractive compared with investment-grade municipals, and their relative values, combined with better credit quality, could attract increased investor demand. In the portfolio, we will continue to focus on individual security selection and high current yields.

"...we wouldn't be surprised
 to see bond yields remain
 in a fairly narrow range for
 much of 2004."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

See the Fund's prospectus for a discussion of the risks of investing in high yield bonds.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 Source: J.J. Kenny.

A LOOK AT
PERFORMANCE

For the period ended
February 29, 2004

                                           Class A      Class B      Class C
Inception date                            12-31-93      8-25-86       4-1-99

Average annual returns with maximum sales charge (POP)
One year                                      2.86%        1.90%        4.89%
Five years                                    2.63%        2.50%          --
Ten years                                     4.31%        4.18%          --
Since inception                                 --           --         2.65%

Cumulative total returns with maximum sales charge (POP)
Six months                                    1.56%        0.90%        3.88%
One year                                      2.86%        1.90%        4.89%
Five years                                   13.83%       13.13%          --
Ten years                                    52.46%       50.56%          --
Since inception                                 --           --        13.71%

SEC 30-day yield as of February 29, 2004
                                              5.39%        4.90%        4.85%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.50% and Class C shares of 1%, and the applicable contingent deferred sales charge
(CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please note that a portion of the Fund's income may be subject to taxes, and some investors may be subject to the Alternative Minimum Tax (AMT). Also note that capital gains are taxable.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Lehman Brothers Municipal Bond Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Lehman Brothers Municipal Bond Index and is equal to $18,600 as of February 29, 2004. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock High Yield Municipal Bond Fund, without sales charge (NAV), and is equal to $15,967 as of February 29, 2004. The third line represents the value of the same hypothetical investment made in the John Hancock High Yield Municipal Bond Fund, with maximum sales charge (POP), and is equal to $15,246 as of February 29, 2004.

             Cum Value of $10K   Cum Value of $10K   Lehman Municipal
Plot Date             (No Load)            (w/Load)        Bond Index

2/28/94                $10,000             $ 9,500            $10,000
6/30/94                  9,732               9,293              9,698
12/31/94                 9,510               9,081              9,625
6/30/95                 10,573              10,096             10,554
12/31/95                11,390              10,875             11,305
6/30/96                 11,045              10,547             11,255
12/31/96                11,541              11,020             11,806
6/30/97                 11,809              11,276             12,184
12/31/97                12,650              12,079             12,891
6/30/98                 13,027              12,439             13,238
12/31/98                13,340              12,738             13,726
6/30/99                 13,206              12,610             13,571
12/31/99                12,789              12,211             13,444
6/30/00                 12,933              12,349             13,998
12/31/00                13,473              12,864             15,015
6/30/01                 13,993              13,362             15,448
12/31/01                14,073              13,438             15,785
6/30/02                 14,562              13,904             16,516
12/31/02                14,787              14,120             17,301
6/30/03                 15,183              14,498             17,960
12/31/03                15,596              14,892             18,220
2/29/04                 15,967              15,246             18,600


                                    Class B 1    Class C 1
Period beginning                    2-28-94       4-1-99
Without sales charge                $15,056      $11,491
With maximum sales charge           $15,056      $11,371
Index                               $18,600      $13,432

Lehman Brothers Municipal Bond Index is an unmanaged index that includes municipal bonds and is commonly used as a measure of bond performance. It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of February 29, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

This schedule has one main category: tax-exempt long-term bonds, which are broken down by state or territory. Under each state or territory is a list of securities owned by the Fund.

Securities owned
by the Fund on
February 29, 2004
(unaudited)


STATE, ISSUER, DESCRIPTION,                                     INTEREST    CREDIT        PAR VALUE
MATURITY DATE                                                   RATE        RATING*   (000s OMITTED)         VALUE
TAX-EXEMPT LONG-TERM BONDS 98.77%                                                                     $116,242,990
(Cost $113,428,132)

Alabama 0.92%                                                                                            1,084,360
Camden Industrial Development Board,
Exempt Facil Rev Ref Weyerhaeuser Ser 2003A,
12-01-24                                                         6.125%     BBB             $1,000       1,084,360

Alaska 1.03%                                                                                             1,214,220
Anchorage, City of,
Ice Rink Rev, 01-01-20                                           6.375      AA**             1,000       1,214,220

Arizona 1.67%                                                                                            1,967,670
Peoria Industrial Development Auth,
Ind'l Dev Rev Ref Ser 1999A Sierra Winds Life,
08-15-20                                                         6.250      BB+**            1,000         983,840
Pima County Industrial Development Auth,
Ind'l Rev Ser 1997B Tucson Elec Pwr Co Proj,
09-01-29                                                         6.000      B+               1,000         983,830

California 19.22%                                                                                       22,623,936
ABAG Finance Authority for Nonprofit Corps,
Cert of Part Nat'l Center for Int'l Schools Proj,
05-01-18                                                         7.375      BB+**            1,000       1,064,150
Foothill/Eastern Transportation Corridor Agency,
Toll Rd Rev Ref Cap Apprec, 01-15-36                              Zero      BBB-             4,000         608,360
Toll Rd Rev Ref Conv Cap Apprec, 01-15-23                         Zero      AAA              3,000       2,551,710
Toll Rd Rev Sr Lien Cap Apprec Ser A,
01-01-18                                                          Zero      AAA              7,950       4,375,601
Millbrae, City of,
Residential Facil Rev Ser 1997A Magnolia of
Millbrae Proj, 09-01-27                                          7.375      BB**             1,000       1,025,300
San Bernardino, County of,
Cert of Part Ref Med Ctr Fin Proj, 08-01-17                      5.500      AAA              2,500       2,911,975
San Diego County Water Auth,
Water Rev Cert of Part Reg, 04-23-08                            10.221#     AAA              1,000       1,286,780

See notes to
financial statements.


8


FINANCIAL STATEMENTS


STATE, ISSUER, DESCRIPTION,                                     INTEREST    CREDIT        PAR VALUE
MATURITY DATE                                                   RATE        RATING*   (000s OMITTED)         VALUE
California (continued)
San Joaquin Hills Transportation Corridor Agency,
Toll Rd Rev Sr Lien, 01-01-33                                    5.000%     Baa3            $1,000        $956,560
South Orange County Public Financing Auth,
Spec Tax Rev LEVRRS, 08-15-17                                   10.845#     AAA              7,500       7,843,500

Colorado 2.65%                                                                                           3,118,483
E-470 Public Highway Auth,
Rev Cap Apprec Sr Ser 2000B, 09-01-35                             Zero      BBB-            15,700       1,566,703
Northwest Parkway Public Highway Auth,
Rev 1st Tier Sub Ser 2001D, 06-15-41                             7.125      BB+              1,500       1,551,780

Connecticut 1.34%                                                                                        1,575,680
Connecticut State Development Auth,
Poll Control Rev Ref Ser 1993A Connecticut
Light & Pwr, 09-01-28                                            5.850      BBB              1,000       1,071,290
Mohegan Tribe Indians Gaming Auth,
Pub Impt-Priority Distribution, 01-01-23                         5.125      BBB-               500         504,390

Florida 14.58%                                                                                          17,155,740
Bonnet Creek Resort Community
Development District,
Spec Assessment Rev, 05-01-18                                    7.250      BB**             1,445       1,521,903
Spec Assessment Rev, 05-01-34                                    7.375      BB**             1,055       1,116,422
Capital Projects Finance Auth,
Student Hsg Rev Cap Projs Ln Prog Ser 2000A,
08-15-31                                                         7.850      BBB-**           2,000       2,049,060
Student Hsg Rev Cap Projs Ln Prog Ser 2001G,
10-01-11                                                         9.125      BBB**            1,970       1,937,613
Capital Trust Agency,
Rev Seminole Tribe Convention & Resort Facil
Ser 2002A, 10-01-33                                             10.000      BB**             1,000       1,243,660
Rev Seminole Tribe Convention & Resort Facil
Ser 2003A, 10-01-33                                              8.950      BB**             1,000       1,176,650
Crossings at Fleming Island Community
Development District,
Spec Assessment Rev Ref Ser 2000C, 05-01-30                      7.100      BBB-**           1,000       1,075,760
Grand Haven Community Development District,
Spec Assessment Ser B, 05-01-19                                  6.900      BB+**              970         989,051
Homestead, City of,
Ind'l Dev Rev Ser A Community Rehab Proj,
11-01-18                                                         7.950      BB**             3,290       3,327,835
Miami Beach Health Facilities Auth,
Hosp Rev Ref Ser 2001A Mt Sinai Medical Ctr,
11-15-11                                                         6.125      BB               1,360       1,387,798

See notes to
financial statements.


9


FINANCIAL STATEMENTS


STATE, ISSUER, DESCRIPTION,                                     INTEREST    CREDIT        PAR VALUE
MATURITY DATE                                                   RATE        RATING*   (000s OMITTED)         VALUE
Florida (continued)
Poinciana Community Development District,
Spec Assessment Ser 2000A, 05-01-31                              7.125%     BB+**             $515        $549,155
Waterchase Community Development District,
Cap Imp Rev Ser 2001A, 05-01-32                                  6.700      BB**               740         780,833

Illinois 1.99%                                                                                           2,347,273
Bedford Park, City of,
Tax Increment Rev Ref 71st & Cicero Proj,
01-01-06                                                         7.000      BBB-**             240         247,183
Tax Increment Rev Ref 71st & Cicero Proj,
01-01-12                                                         7.375      BBB-**           1,000       1,073,950
Illinois Educational Facilities Auth,
Student Hsg Rev Edl Advancement Fund
Univ Ctr Proj, 05-01-22                                          6.000      Baa2             1,000       1,026,140

Iowa 0.20%                                                                                                 236,086
Iowa Finance Auth,
Hlth Care Facil Rev Ref Care Initiatives Proj,
07-01-25                                                         9.250      BB**               200         236,086

Kentucky 2.44%                                                                                           2,873,230
Kenton County Airport Board,
Spec Facil Rev Delta Airlines Proj Ser A, 02-01-21               7.125      B-               2,000       1,892,060
Newport Public Properties,
Corp Rev 1st Mtg Pub Prkg & Plaza
Ser 2000A-1, 01-01-27                                            8.500      BB**             1,000         981,170

Louisiana 0.70%                                                                                            822,680
Louisiana Public Facilities Auth,
Progressive Hlthcare Rev Ser 1998B, 10-01-20                     6.375      BB-**            1,000         822,680

Maryland 0.66%                                                                                             773,798
Maryland Economic Development Corp,
Rev Student Hsg Sr Ser 2003A Univ of
Maryland, 10-01-23                                               5.625      Baa3               750         773,798

Massachusetts 6.54%                                                                                      7,692,170
Massachusetts Development Finance Agency,
Rev Mass College of Pharmacy & Allied
Hlth Sciences, 07-01-33                                          5.750      BBB              1,000       1,012,980
Resource Recovery Rev Ser 1998 Ogden
Haverhill Proj, 12-01-19                                         5.500      BBB              1,700       1,666,170
Massachusetts Health and Educational
Facilities Auth,
Rev Civic Investments Ser 2002B, 12-15-31                        9.200      BB**             2,500       2,910,700
Rev Jordan Hosp Ser 2003E, 10-01-33                              6.750      BBB-             1,000       1,036,470
Massachusetts Industrial Finance Agency,
Assisted Living Facil Rev Newton Group
Properties LLC Proj, 09-01-27                                    8.000      BB**             1,000       1,065,850

See notes to
financial statements.


10


FINANCIAL STATEMENTS


STATE, ISSUER, DESCRIPTION,                                     INTEREST    CREDIT        PAR VALUE
MATURITY DATE                                                   RATE        RATING*   (000s OMITTED)         VALUE
Michigan 3.94%                                                                                          $4,635,674
Midland County Economic Development Corp,
Poll Control Ltd Oblig Rev Ref Ser 2000A,
07-23-09                                                         6.875%     BB-             $1,500       1,570,170
Waterford, Township of,
Economic Dev Corp Rev Ref Canterbury Hlth,
01-01-39                                                         6.000      BB--**           3,610       3,065,504

Missouri 0.93%                                                                                           1,090,850
Fenton, City of,
Tax Increment Rev Ref & Imp Gravois Bluffs,
10-01-21                                                         7.000      BBB+             1,000       1,090,850

Nevada 1.69%                                                                                             1,989,580
Nevada Department of Business & Industry,
Las Vegas Monorail Proj Rev 2nd Tier, 01-01-23                   7.250      BB**             1,000       1,007,640
Las Vegas Monorail Proj Rev 2nd Tier, 01-01-40                   7.375      BB**             1,000         981,940

New Hampshire 1.21%                                                                                      1,423,140
New Hampshire Higher Educational & Health
Facilities Auth,
Rev Littleton Hosp Assn-Ser A, 05-01-18                          5.900      BB-              1,500       1,423,140

New Jersey 7.14%                                                                                         8,401,481
Camden County Improvement Auth,
Lease Rev Ser A Holt Hauling & Warehousing
Proj (B), 01-01-21                                               9.875      D+**             1,500         232,500
New Jersey Economic Development Auth,
Economic Dev Rev Ref Ser 1995J Holt Hauling
Proj (B), 11-01-23                                               8.500      D+**             2,500       2,459,375
New Jersey Health Care Facilities Financing Auth,
Rev Cap Health Sys Oblig Group Ser 2003A,
07-01-23                                                         5.750      BBB              1,000       1,053,080
Rev Care Institute Inc Cherry Hill Proj, 07-01-27                8.000      BB-**            2,000       1,954,300
St Peters Univ Hosp Rev Ser 2000A, 07-01-30                      6.875      BBB              1,000       1,118,340
New Jersey Tobacco Settlement Financing Corp,
Asset Backed Bond, 06-01-32                                      6.375      BBB              1,000         971,220
Asset Backed Bond, 06-01-37                                      6.000      BBB                680         612,666

New Mexico 1.78%                                                                                         2,094,320
Farmington, City of,
Poll Control Rev Ref Ser 2002A El Paso
Electric Co Proj, 06-01-32                                       6.375      BB+              2,000       2,094,320

New York 4.47%                                                                                           5,265,830
New York City Industrial Development Agency,
Ind'l Dev Rev Ref LaGuardia Assoc LP Proj (B),
11-01-28                                                         6.000      D                1,000         648,500
New York City Transitional Finance Auth,
Rev NYC Recovery-Ser 3-Subser 3 E, 11-01-22                      0.970#     AA+              3,000       3,000,000

See notes to
financial statements.


11


FINANCIAL STATEMENTS


STATE, ISSUER, DESCRIPTION,                                     INTEREST    CREDIT        PAR VALUE
MATURITY DATE                                                   RATE        RATING*   (000s OMITTED)         VALUE
New York (continued)
Suffolk County Industrial Development Agency,
Continuing Care Retire Cmty Rev Peconic
Landing Ser 2000A, 10-01-30                                      8.000%     BB+**             $500        $514,970
Tobacco Settlement Financing Corp,
Asset Backed Ser C-1, 06-01-18                                   5.500      AA-              1,000       1,102,360

Ohio 0.63%                                                                                                 745,070
Cleveland, City of,
Airport Spec Rev Continental Airlines, Inc.
Proj, 09-15-27                                                   5.375      B-               1,000         745,070

Oregon 2.43%                                                                                             2,856,308
Western Generation Agency,
Rev 1994 Ser A Wauna Cogeneration Proj,
01-01-21                                                         7.125      BBB-**           2,800       2,856,308

Pennsylvania 0.87%                                                                                       1,027,770
Lehigh County General Purpose Auth,
Rev Hosp-Saint Lukes Bethlehem, 08-15-23                         5.250      BBB              1,000       1,027,770

Rhode Island 2.19%                                                                                       2,571,879
Providence Redevelopment Agency,
Cert of Part Ser 1994A, 09-01-24                                 8.000      AA**             2,015       2,120,929
Tiverton, Town of,
Spec Oblig Tax Increment Rev Mount Hope
Bay Village Ser A, 05-01-22                                      6.875      BB**               445         450,950

South Dakota 0.41%                                                                                         478,190
Educational Enhancement Funding Corp,
South Dakota Tobacco Settlement Asset
Backed Bond Ser B, 06-01-32                                      6.500      BBB                500         478,190

Tennessee 0.98%                                                                                          1,149,190
Johnson City Health & Educational Facilities Board,
Hosp Rev Ref 1st Mtg Mtn States Hlth
Ser 2000A, 07-01-33                                              7.500      Baa2             1,000       1,149,190

Texas 6.58%                                                                                              7,749,346
Bexar County Health Facilities Development Corp,
Rev Ref Army Retirement Residence Proj,
07-01-32                                                         6.300      BBB-               150         159,498
Brazos River Auth,
Poll Control Rev Ref Texas Utilities Co, 04-01-33                7.700      BBB              1,000       1,143,650
Poll Control Rev Ref TXU Elec Co Proj
Ser 2001C, 05-01-36                                              5.750#     BBB              2,000       2,172,140
Poll Control Rev Ref TXU Energy Co LLC Proj
Ser 2003D, 10-01-29                                              5.400#     BBB              1,000       1,069,050

See notes to
financial statements.


12


FINANCIAL STATEMENTS


STATE, ISSUER, DESCRIPTION,                                     INTEREST    CREDIT        PAR VALUE
MATURITY DATE                                                   RATE        RATING*   (000s OMITTED)         VALUE
Texas (continued)
Gulf Coast Industrial Development Auth,
Solid Waste Disposal Rev Citgo Petroleum
Proj, 04-01-28                                                   8.000%     Ba3             $2,100      $2,238,558
Metro Health Facilities Development Corp,
Hosp Rev Wilson N Jones Mem Hosp Proj,
01-01-31                                                         7.250      B1               1,000         966,450

Utah 0.79%                                                                                                 926,321
Carbon, County of,
Solid Waste Disp Rev Ref Sunnyside
Cogeneration Ser 1999A, 08-15-23                                 7.100      BB**               900         849,744
Solid Waste Disp Rev Ref Sunnyside
Cogeneration Ser 1999B, 08-15-24                                  Zero      BB**               290          76,577

Virginia 4.39%                                                                                           5,165,627
Hopewell Industrial Development Auth,
Resource Recovery Rev Ref Stone Container
Corp Proj, 06-01-16                                              8.250      BB**             2,400       2,454,216
Pocahontas Parkway Association,
Toll Road Rev Cap Apprec 1st Tier Sub
Ser 1998C, 08-15-20                                               Zero      B1               4,000         645,440
Toll Road Rev Cap Apprec 1st Tier Sub
Ser 1998C, 08-15-21                                               Zero      B1               4,100         602,085
Prince William County Industrial Development Auth,
Rev Potomac Hosp Corp, 10-01-20                                  5.500      A3               1,370       1,463,886

Washington 3.80%                                                                                         4,476,981
Seattle, Port of,
Spec Facil Rev Northwest Airlines, Inc.
Proj, 04-01-30                                                   7.250      B-**               800         786,136
Washington, State of,
GO Ser B, 01-01-25                                               6.000      AA               1,500       1,724,565
Washington Tobacco Settlement Auth,
Tobacco Settlement Rev Asset Backed Bond,
06-01-26                                                         6.500      BBB              2,000       1,966,280

Wisconsin 0.60%                                                                                            710,107
Badger Tobacco Asset Securitization Corp,
Tobacco Settlement Asset Backed Bond,
06-01-32                                                         6.375      BBB                750         710,107

TOTAL INVESTMENTS 98.77%                                                                              $116,242,990

OTHER ASSETS AND LIABILITIES, NET 1.23%                                                                 $1,445,988

TOTAL NET ASSETS 100.00%                                                                              $117,688,978


See notes to
financial statements.

FINANCIAL STATEMENTS

Notes to Schedule of Investments

  * Credit ratings are unaudited and rated by Standard & Poor's, Moody's Investors Service, or Fitch, unless otherwise indicated.

 ** Security rated internally by John Hancock Advisers, LLC.

  # Represents rate in effect on February 29, 2004.

(B) Non-income-producing issuer, filed for protection under the Federal Bankruptcy Code or is in default on interest payment.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

FINANCIAL STATEMENTS

PORTFOLIO
CONCENTRATION

February 29, 2004
(unaudited)

This table shows
the percentages
of the Fund's
investments
aggregated
by various
industries.

                                     VALUE AS A PERCENTAGE
INDUSTRY DISTRIBUTION 1                      OF NET ASSETS
-----------------------------------------------------------
General Obligation                                    1.47%
Revenue Bonds -- Airport                              2.91
Revenue Bonds -- Authority                            8.04
Revenue Bonds -- Bridge & Toll Road                   6.11
Revenue Bonds -- Building                             1.00
Revenue Bonds -- Economic Development                 3.02
Revenue Bonds -- Education                            4.94
Revenue Bonds -- Facility                             1.80
Revenue Bonds -- Health                              20.19
Revenue Bonds -- Highway                              1.32
Revenue Bonds -- Housing                              0.87
Revenue Bonds -- Improvement                          1.72
Revenue Bonds -- Industrial Development               5.72
Revenue Bonds -- Industrial Revenue                   2.29
Revenue Bonds -- Other                                2.63
Revenue Bonds -- Parking Garage/Authority             0.83
Revenue Bonds -- Pollution Control                   10.93
Revenue Bonds -- Recreation Facility                  1.95
Revenue Bonds -- Special Tax                          6.66
Revenue Bonds -- Roadway/Street                       2.69
Revenue Bonds -- Solid Waste Disposal                 1.97
Revenue Bonds -- Special Assessment                   3.55
Revenue Bonds -- Student Loan                         1.74
Revenue Bonds -- Tax Increment                        1.31
Revenue Bonds -- Transportation                       2.02
Revenue Bonds -- Water                                1.09

Total tax-exempt long-term bonds                     98.77%

1 Source: J.J. Kenny.

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

February 29, 2004
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $113,428,132)                         $116,242,990
Receivable for shares sold                                            185,161
Interest receivable                                                 2,373,805
Other assets                                                           46,615

Total assets                                                      118,848,571

LIABILITIES
Due to custodian                                                      727,935
Payable for shares repurchased                                        211,946
Dividends payable                                                      61,577
Payable to affiliates
Management fee                                                         57,705
Distribution and service fee                                            9,003
Other                                                                  15,790
Other payables and accrued expenses                                    75,637

Total liabilities                                                   1,159,593

NET ASSETS
Capital paid-in                                                   133,677,208
Accumulated net realized loss on investments                      (18,870,271)
Net unrealized appreciation of investments                          2,814,858
Accumulated net investment income                                      67,183

Net assets                                                       $117,688,978

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($73,589,389 [DIV] 8,753,336 shares)                            $8.41
Class B ($36,244,093 [DIV] 4,311,263 shares)                            $8.41
Class C ($7,855,496 [DIV] 934,416 shares)                               $8.41

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($8.41 [DIV] 95.5%)                                           $8.81
Class C ($8.41 [DIV] 99%)                                               $8.49

1 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the period ended
February 29, 2004
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Interest                                                           $3,993,908

Total investment income                                             3,993,908

EXPENSES
Investment management fee                                             345,802
Class A distribution and service fee                                   89,162
Class B distribution and service fee                                  183,475
Class C distribution and service fee                                   33,205
Transfer agent fee                                                     55,545
Registration and filing fee                                            23,528
Custodian fee                                                          22,102
Auditing fee                                                           17,491
Accounting and legal services fee                                      17,200
Printing                                                                7,192
Miscellaneous                                                           4,966
Trustees' fee                                                           2,988
Legal fee                                                                 972

Total expenses                                                        803,628
Less expense reductions                                                (1,651)

Net expenses                                                          801,977

Net investment income                                               3,191,931

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on investments                                   (1,307,111)
Change in unrealized appreciation (depreciation)
of investments                                                      5,000,918

Net realized and unrealized gain                                    3,693,807

Increase in net assets from operations                             $6,885,738

1 Semiannual period from 9-1-03 through 2-29-04.

  See notes to
  financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in
Net Assets show
how the value
of the Fund's
net assets has
changed during
the last two
periods. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.
                                                     YEAR        PERIOD
                                                    ENDED         ENDED
                                                  8-31-03       2-29-04 1
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                          $7,007,483    $3,191,931
Net realized loss                              (2,086,797)   (1,307,111)
Change in net unrealized
appreciation (depreciation)                    (2,227,144)    5,000,918

Increase in net assets
resulting from operations                       2,693,542     6,885,738

Distributions to shareholders
From net investment income
Class A                                        (4,465,196)   (2,041,840)
Class B                                        (2,246,913)     (912,480)
Class C                                          (232,689)     (164,063)
                                               (6,944,798)   (3,118,383)
From Fund share transactions                   (5,721,536)      347,556

NET ASSETS
Beginning of period                           123,546,859   113,574,067

End of period 2                              $113,574,067  $117,688,978


1 Semiannual period from 9-1-03 through 2-29-04. Unaudited.

2 Includes accumulated (distributions in excess of) net investment income of ($6,365) and $67,183, respectively.

  See notes to
  financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.


PERIOD ENDED                            8-31-99 1   8-31-00 1   8-31-01 1   8-31-02 1,2   8-31-03     2-29-04 3
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                       $9.65       $9.03       $8.60       $8.82         $8.43       $8.14
Net investment income 4                    0.53        0.53        0.52        0.53          0.51        0.25
Net realized and unrealized
gain (loss) on investments                (0.62)      (0.43)       0.22       (0.40)        (0.29)       0.26
Total from
investment operations                     (0.09)       0.10        0.74        0.13          0.22        0.51
Less distributions
From net investment income                (0.53)      (0.53)      (0.52)      (0.52)        (0.51)      (0.24)
Net asset value,
end of period                             $9.03       $8.60       $8.82       $8.43         $8.14       $8.41
Total return 5 (%)                        (0.98) 6     1.24 6      8.88 6      1.56 6        2.63 6      6.30 7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                               $49         $47         $59         $74           $71         $74
Ratio of expenses
to average net assets (%)                  0.98        1.05        1.05        1.08          1.09        1.12 8
Ratio of adjusted expenses
to average net assets 9 (%)                1.00        1.08        1.08        1.09          1.11          --
Ratio of net investment income
to average net assets (%)                  5.65        6.08        6.00        6.26          6.16        5.86 8
Portfolio turnover (%)                       39          31          49          52            35          21


See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS B SHARES


PERIOD ENDED                            8-31-99 1   8-31-00 1   8-31-01 1   8-31-02 1,2   8-31-03     2-29-04 3
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                       $9.65       $9.03       $8.60       $8.82         $8.43       $8.14
Net investment income 4                    0.47        0.46        0.46        0.46          0.45        0.21
Net realized and unrealized
gain (loss) on investments                (0.62)      (0.43)       0.22       (0.40)        (0.30)       0.26
Total from
investment operations                     (0.15)       0.03        0.68        0.06          0.15        0.47
Less distributions
From net investment income                (0.47)      (0.46)      (0.46)      (0.45)        (0.44)      (0.20)
Net asset value,
end of period                             $9.03       $8.60       $8.82       $8.43         $8.14       $8.41
Total return 5 (%)                        (1.69) 6     0.49 6      8.12 6       0.81 6       1.87 6      5.90 7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                              $113         $81         $65         $46           $37         $36
Ratio of expenses
to average net assets (%)                  1.71        1.79        1.76        1.83          1.84        1.87 8
Ratio of adjusted expenses
to average net assets 9 (%)                1.73        1.82        1.79        1.84          1.86          --
Ratio of net investment income
to average net assets (%)                  4.93        5.34        5.30        5.51          5.41        5.10 8
Portfolio turnover (%)                       39          31          49          52            35          21


See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS C SHARES


PERIOD ENDED                            8-31-99 1,10   8-31-00 1   8-31-01 1   8-31-02 1,2   8-31-03   2-29-04 3
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                       $9.47          $9.03       $8.60       $8.82         $8.43     $8.14
Net investment income 4                    0.18           0.46        0.45        0.46          0.44      0.21
Net realized and unrealized
gain (loss) on investments                (0.44)         (0.43)       0.22       (0.40)        (0.29)     0.26
Total from
investment operations                     (0.26)          0.03        0.67        0.06          0.15      0.47
Less distributions
From net investment income                (0.18)         (0.46)      (0.45)      (0.45)        (0.44)    (0.20)
Net asset value,
end of period                             $9.03          $8.60       $8.82       $8.43         $8.14     $8.41
Total return 5 (%)                        (2.70) 6,7      0.48 6      8.07 6      0.81 6        1.87 6    5.90 7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                -- 11          $1          $2          $4            $6        $8
Ratio of expenses
to average net assets (%)                  1.74 8         1.80        1.80        1.83          1.84      1.87 8
Ratio of adjusted expenses
to average net assets 9 (%)                1.76 8         1.83        1.83        1.84          1.86        --
Ratio of net investment income
to average net assets (%)                  4.84 8         5.33        5.25        5.51          5.38      5.07 8
Portfolio turnover (%)                       39             31          49          52            35        21


 1 Audited by previous auditor.

 2 As required, effective 9-1-01 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended 8-31-02 was to increase net investment income per share by $0.01, increase net realized and unrealized losses per share by $0.01 and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 6.17%, 5.42% and 5.42% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to 9-1-01 have not been restated to reflect this change in presentation.

 3 Semiannual period from 9-1-03 through 2-29-04. Unaudited.

 4 Based on the average of the shares outstanding.

 5 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 6 Total returns would have been lower had certain expenses not been reduced during the periods shown.

 7 Not annualized.

 8 Annualized.

 9 Does not take into consideration expense reductions during the periods shown.

10 Class C shares began operations on 4-1-99.

11 Less than $500,000.

See notes to
financial statements.

NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock High Yield Municipal Bond Fund (the "Fund") is a diversified series of John Hancock Tax-Free Bond Trust, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek a high level of current income that is largely exempt from federal income tax, consistent with preservation of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares, in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value, as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended February 29, 2004.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $14,490,250 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: August 31, 2004 -- $3,207,633, August 31, 2005 -- $716,668, August 31, 2006 -- $3,041,181, August 31, 2008 --
$3,756,798, August 31, 2010 -- $1,227,272 and August 31, 2011 --
$2,540,698.

Interest and distributions

Interest income on investment securities is recorded on the accrual basis. The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of interest has become doubtful.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. The Fund's net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day, and distributed monthly. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.625% of the first $75,000,000 of the Fund's average daily net asset value, (b) 0.5625% of the next $75,000,000 and (c) 0.50% of the Fund's average daily net asset value in excess of $150,000,000.

The Fund has an agreement with its custodian bank under which custody fees are reduced by balance credits applied during the period. Accordingly, the expense reductions related to custody fee offsets amounted to $1,651, which had no impact on the Fund's ratio of expenses to average net assets, for the period ended February 29, 2004. If the Fund had not entered into this agreement, the assets not invested, on which these balance credits were earned, could have produced taxable income.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net asset value and 1.00% of Class B and Class C average daily net asset value. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the period ended February 29, 2004, JH Funds received net up-front sales charges of $36,042 with regard to sales of Class A shares. Of this amount, $4,290 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $30,238 was paid as sales commissions to unrelated broker-dealers and $1,514 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the period ended February 29, 2004, JH Funds received net up-front sales charges of $20,272 with regard to sales of Class C shares. Of this amount, $20,122 was paid as sales commissions to unrelated broker-dealers and $150 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended February 29, 2004, CDSCs received by JH Funds amounted to $28,091 for Class B shares and $688 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee at an annual rate of 0.01% of the Fund's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of approximately 0.03% of the average daily net asset value of the Fund. The Fund also paid the Adviser the amount of $302 for certain publishing services, included in the printing fees.

Ms. Maureen Ford Goldfarb is a director and/or officer of the Adviser and/or its affiliates, as well as a Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.


                                  YEAR ENDED 8-31-03           YEAR ENDED  2-29-04 1
                              SHARES          AMOUNT        SHARES          AMOUNT
CLASS A SHARES
Sold                       1,335,739     $11,050,707       779,457      $6,476,450
Distributions reinvested     246,327       2,037,245       111,508         924,744
Repurchased               (1,605,674)    (13,304,499)     (879,351)     (7,280,283)
Net increase (decrease)      (23,608)      ($216,547)       11,614        $120,911

CLASS B SHARES
Sold                         649,609      $5,384,777       428,419      $3,541,377
Distributions reinvested     128,302       1,061,677        52,968         439,060
Repurchased               (1,704,606)    (14,083,524)     (696,217)     (5,767,170)
Net decrease                (926,695)    ($7,637,070)     (214,830)    ($1,786,733)

CLASS C SHARES
Sold                         346,312      $2,867,069       323,081      $2,672,320
Distributions reinvested      14,996         123,883         9,596          79,608
Repurchased                 (103,457)       (858,871)      (89,735)       (738,550)
Net increase                 257,851      $2,132,081       242,942      $2,013,378

NET INCREASE (DECREASE)     (692,452)    ($5,721,536)       39,726        $347,556

1 Semiannual period from 9-1-03 through 2-29-04. Unaudited.

NOTE D
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended February 29, 2004, aggregated $25,627,269 and $23,217,538, respectively.

The cost of investments owned on February 29, 2004, for federal income tax purposes, was $113,121,038. Gross unrealized appreciation and depreciation of investments aggregated $8,196,332 and $5,074,380, respectively, resulting in net unrealized appreciation of $3,121,952. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the accretion of discounts on debt securities.

OUR FAMILY
OF FUNDS

-------------------------------------------------------------------------

Equity                                  Balanced Fund
                                        Classic Value Fund
                                        Core Equity Fund
                                        Focused Equity Fund
                                        Growth Trends Fund
                                        International Fund
                                        Large Cap Equity Fund
                                        Large Cap Growth Fund
                                        Large Cap Select Fund
                                        Mid Cap Growth Fund
                                        Multi Cap Growth Fund
                                        Small Cap Equity Fund
                                        Small Cap Growth Fund
                                        Sovereign Investors Fund
                                        U.S. Global Leaders Growth Fund
-------------------------------------------------------------------------

Sector                                  Biotechnology Fund
                                        Financial Industries Fund
                                        Health Sciences Fund
                                        Real Estate Fund
                                        Regional Bank Fund
                                        Technology Fund
-------------------------------------------------------------------------

Income                                  Bond Fund
                                        Government Income Fund
                                        High Income Fund
                                        High Yield Bond Fund
                                        Investment Grade Bond Fund
                                        Strategic Income Fund
-------------------------------------------------------------------------

Tax-Free Income                         California Tax-Free Income Fund
                                        High Yield Municipal Bond Fund
                                        Massachusetts Tax-Free Income Fund
                                        New York Tax-Free Income Fund
                                        Tax-Free Bond Fund
-------------------------------------------------------------------------

Money Market                            Money Market Fund
                                        U.S. Government Cash Reserve

For more complete information on any John Hancock Fund and a prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291. Please read the prospectus carefully before investing or sending money.

ELECTRONIC
DELIVERY

Instead of sending annual and semiannual reports and prospectuses through the U.S. mail, we'll notify you by e-mail when these documents are available for online viewing.

How does electronic delivery benefit you?

* No more waiting for the mail to arrive; you'll receive an e-mail notification as soon as the document is ready for online viewing.

* Reduces the amount of paper mail you receive from John Hancock Funds.

* Reduces costs associated with printing and mailing.

Sign up for electronic delivery today at www.jhancock.com/funds/edelivery

FOR YOUR
INFORMATION


TRUSTEES

James F. Carlin
William H. Cunningham
Ronald R. Dion
Maureen Ford Goldfarb
Charles L. Ladner*
Steven R. Pruchansky
Lt. Gen. Norman H. Smith,  USMC (Ret.)
John P. Toolan*

*Members of the Audit Committee

OFFICERS

Maureen Ford Goldfarb
Chairman, President
and Chief Executive Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

HOW TO
CONTACT US

On the Internet                    www.jhfunds.com

By regular mail                    John Hancock Signature Services, Inc.
                                   1 John Hancock Way, Suite 1000
                                   Boston, MA 02217-1000

By express mail                    John Hancock Signature Services, Inc.
                                   Attn: Mutual Fund Image Operations
                                   529 Main Street
                                   Charlestown, MA 02129

Customer service
representatives                    1-800-225-5291

24-hour automated information      1-800-338-8080

TDD line                           1-800-554-6713

The Fund's voting policies and procedures are available without charge, upon request:

By phone                           1-800-225-5291

On the Fund's Web site             www.jhfunds.com/proxy

On the SEC's Web site              www.sec.gov

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
High Yield Municipal Bond Fund.

590SA 2/04
      4/04

ITEM 2.  CODE OF ETHICS.

Not applicable at this time.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds - Administration Committee Charter".

ITEM 10.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached.
       See attached "John Hancock Funds - Administration Committee Charter".

(c)(2) Approval of Audit, Audit-related, Tax and Other Services is attached.

(c)(3) Contact person at the registrant.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


By:
------------------------------
Maureen Ford Goldfarb
Chairman, President and Chief Executive Officer

Date:    April 26, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:
-------------------------------
Maureen Ford Goldfarb
Chairman, President and Chief Executive Officer

Date:   April 26, 2004


By:
-----------------------
Richard A. Brown
Senior Vice President and Chief Financial Officer

Date:    April 26, 2004